SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Huntington Bancshares Incorporated
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Huntington Bancshares Incorporated

Huntington Center

41 South High Street

Columbus, Ohio 43287

March 6, 2017

Dear Fellow Shareowners:

We are pleased to invite you to the 2017 Annual Meeting of Shareholders to be held on Thursday, April 20, 2017, at our Easton Business Service Center in Columbus, Ohio. We will consider the matters described in the following Notice of Annual Meeting and Proxy Statement and review highlights of the past year. We hope you will attend the meeting.

Last year proved to be an extraordinary time for Huntington in many ways. We celebrated 150 years of service to customers and communities, and completed the largest acquisition in our history. With that acquisition, we welcomed many new and talented colleagues across the markets where we both operated.

Our team is stronger than ever and committed to delivering the same exceptional customer service that has distinguished Huntington in the past. The hard work and dedication of our colleagues allowed us to enter 2017 a stronger Huntington. There is still more work to be done with the integration, and we will continue to invest in colleagues and our focus on being a “Welcome” brand.

We added to the composition of our Board of Directors. The Nominating and Corporate Governance Committee of the Board regularly reviews the composition of the Board to ensure its members represent the strongest knowledge and experience aligned with the Company’s business strategy. Notably, the Board appointed Chris Inglis, a renowned cyber-security expert and leader, to serve as a director. We further welcome the substantial experience and perspectives that four additional new Board members — former directors of FirstMerit Corporation — have brought to the Board.

These new directors are Lizabeth Ardisana, Owner and Founder of a technical and communication services firm, ASG Renaissance; Robert S. Cubbin, retired President and Chief Executive Officer of Meadowbrook Insurance Group; Gina D. France, President and Chief Executive Officer of France Strategic Partners LLC, a strategy and transactional advisory firm; and J. Michael Hochschwender, President and Chief Executive Officer of The Smithers Group, a private group of companies that provide technology-based services to a global clientele in a broad range of industries. We are delighted to welcome our new members of the Board. The Board extends enormous gratitude to John B. (Jay) Gerlach, Jr. who will be stepping down from the Board after 18 years of extraordinary service as a Director, as well as the long-term chair of our Compensation Committee.

The Board of Directors recognizes the importance of risk management and has set a strong tone at the top. The Board monitors the Company’s adherence to the Board’s established aggregate moderate-to-low risk appetite chiefly through its committee structure. In addition, the Board continually evaluates our corporate governance as best practices evolve and appreciates the perspectives of our shareholders. The Proxy Statement provides additional detail on our corporate governance, including on the composition of our Board of Directors, the role of the Board committees, and the Board’s role in risk oversight.

We are focused on growing the organization and improving performance, enhancing our customer and colleagues experience and proactively managing risk, all with a view of long-term consistent performance.

Your vote is important to us. Whether or not you plan to attend the annual meeting, we encourage you to read the Proxy Statement carefully. Please vote via internet, telephone or mail to ensure that your shares are represented.

Thank you for your support of Huntington.

Best wishes,

Stephen D. Steinour

Chairman, President and Chief Executive Officer

Information for Shareholders Who Plan to Attend

the 2017 Annual Meeting of Shareholders

Our Business Service Center, 7 Easton Oval, is located on the east side of Columbus near I-270 and Easton Way.

There will be ample parking available as well as assistance (shuttle service and wheel chairs) in transportation from the parking lot to the building entrance.

Huntington Bancshares Incorporated

Huntington Center

41 South High Street

Columbus, Ohio 43287

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, April 20, 2017, at 2:00 p.m. local time
Location:	Huntington’s Easton Business Service Center, 7 Easton Oval, Columbus, Ohio 43219
Agenda:	The purposes of the annual meeting are to consider and vote on the following matters:

•  the election of directors;

•  the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017;

•  an advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement;

•  an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation; and

•  any other business that properly comes before the meeting.

Your vote is important. You may vote by executing and returning your proxy card in the accompanying envelope, or by authorizing your proxy electronically over the Internet or by telephone. Please refer to the proxy card enclosed for information on authorizing your proxy electronically. If you attend the meeting, you may vote in person if you are a holder of record or you obtain a legal proxy from your broker, bank or other holder of record.

If your shares are held by a broker, it is important that you provide instructions to your broker so that your vote is counted on all matters. Brokers do not have discretionary authority to vote on the election of directors or matters related to the compensation of executives.

Sincerely,

Richard A. Cheap

General Counsel & Secretary

March 6, 2017

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 20, 2017

The proxy statement and annual report to security holders are available at

www.edocumentview.com/HBAN

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2017 Annual Meeting of Shareholders

Date:	Thursday, April 20, 2017
Time:	2:00 p.m. EDT
Location:	Huntington’s Easton Business Service Center, 7 Easton Oval, Columbus, Ohio 43219

Voting Matters and Board Recommendations

Voting Matters:		Our Board’s Recommendation:
Proposal 1	Election of Directors	FOR ALL
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017	FOR
Proposal 3	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement	FOR
Proposal 4	Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	EVERY YEAR

Executive Compensation Highlights

We believe our compensation philosophy and programs for executives are balanced and risk appropriate, demonstrate long-term alignment with long-term sustained performance and shareholder interests, and provide a competitive and effective program to attract, motivate and retain the best talent. This is supported by the following leading market practices incorporated into our program:

•  We require that executives own a significant amount of company stock and hold a significant portion of the net shares earned until retirement

•  Any above target payments from our annual incentive program are paid in restricted stock units that vest over 3 years

•  50% of our annual long-term incentive awards for named executives only vest to the extent performance criteria have been achieved or exceeded

•  We use a broad, diverse group of incentive metrics in both our annual and long-term incentive programs

•  We have a Recoupment / Clawback Policy applicable to all incentive compensation for all employees

•  Our Executive Agreements are “double-trigger”

Governance Highlights

Our board of directors has established strong governance.

•  Our board of directors represents a well-rounded variety of skills, knowledge, experience and perspectives

•  Directors are elected annually with a majority voting standard

•  We have an independent and engaged Lead Director

•  A majority of our directors are independent, and key committees are comprised of independent directors

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation by the board of directors of Huntington Bancshares Incorporated, a Maryland corporation (“we”, “us”, “our”, the “company” or “Huntington”), of proxies to be voted at our 2017 annual meeting of shareholders to be held on April 20, 2017, and at any adjournment. We are sending or making this proxy statement available to our shareholders on or about March 9, 2017.

General Information about the Meeting

Voting Procedures

Holders of common stock at the close of business on February 15, 2017, are entitled to vote at the annual meeting. As of that date, there were 1,090,179,467 shares of common stock outstanding and entitled to vote. Holders of our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are not entitled to vote.

Each holder of common stock is entitled to cast one vote on each matter submitted at the annual meeting for each share of stock held of record at the close of business on February 15, 2017. The shares represented by a properly submitted proxy will be voted as directed provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR Proposal 1 — Election of Directors, FOR Proposal 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm, FOR Proposal 3 — Advisory Approval of Executive Compensation, and with respect to Proposal 4 — Advisory Recommendation on the Frequency of Future Advisory Votes on Executive Compensation — for a frequency of EVERY year. A properly submitted proxy will also confer discretionary authority to vote on any other matter which may properly come before the meeting or any adjournment or postponement of the meeting.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the Internet or by telephone. Please refer to the proxy card for information on voting electronically. If you attend the meeting, you may vote in person and the proxy will not be used.

We are not currently aware of any matters that may properly be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our secretary in writing before the proxies vote your common stock at the meeting, deliver later dated proxy instructions, or attend the meeting and vote your shares in person.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the Internet, our employees may also solicit proxies by telephone and in person. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

Vote Required

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. Proposal 1: a nominee for election to the board of directors at a meeting of shareholders at which a quorum is present will be elected only if the number of votes cast “for” such nominee’s election exceeds the total number of votes cast “against” or affirmatively “withheld” as to such nominee’s election; provided, however, that if, on either the date of the company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of all the votes cast at the meeting. Proposals 2 and 3: each requires the affirmative vote of a majority of all votes cast on the matter by the holders of common stock at a meeting at which a quorum is present. Proposal 4: the option of one year, two years or three years that receives a majority of all the votes cast at a meeting at which a quorum is present will be the frequency of the advisory vote recommended by shareholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the shareholders.

Broker Voting

Under the laws of Maryland, our state of incorporation, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Broker non-votes occur when brokers who hold their customers’ shares in street name submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are no longer permitted to vote on the election of directors or on matters related to executive compensation without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any director or the approval of the other matters described above since they are not counted as votes cast at the meeting, but votes affirmatively “withheld” from the election of any nominee will have the effect of a vote against that nominee’s election as a director.

Board Recommendation

The board of directors recommends that you vote FOR all of the director nominees, FOR proposals 2 and 3, and FOR the proposal to hold an advisory vote on executive compensation EVERY YEAR.

Corporate Governance

Corporate Governance Guidelines, Policies and Procedures

Our board of directors has a corporate governance program which includes Corporate Governance Guidelines and a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees and, where applicable, to our directors, and to employees and directors of our affiliates. Our employees serving as chief executive officer, chief financial officer, corporate controller, and principal accounting officer are also bound by a Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers. The Corporate Governance Guidelines, the Code of Business Conduct and Ethics and the Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers are posted on the Investor Relations pages of Huntington’s website at www.huntington.com.

Board Meetings and Committee Information

The board of directors held a total of 15 regular and special meetings in 2016. We believe that regular attendance at meetings is of utmost importance, and we encourage our directors to attend the annual shareholders meetings and at least 75% of all regularly scheduled board and committee meetings. During 2016, each director attended greater than 75% of the meetings of the full board of directors and the committees on which he or she served. All directors then serving attended the 2016 annual meeting of shareholders.

Our board of directors has eight standing committees of the board: Audit, Community Development, Compensation, Executive, Huntington Investment Company Oversight, Nominating and Corporate Governance, Risk Oversight, and Technology. From time to time the board of directors may appoint ad hoc committees. The Integration Oversight Committee was established in February 2016 as an ad hoc committee to assist the board in the oversight of the integration of people, systems, and processes of FirstMerit Corporation with Huntington.

All board members have access to all committee reports and materials. In addition, all board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter. Current copies of the committee charters are posted on the Investor Relations pages of our website at www.huntington.com. Information about the board’s standing committees, including the committee members and a brief review of each committee’s responsibilities, is set forth below.

Audit Committee
Members: Richard W. Neu (Chair) Ann B. Crane Gina D. France Eddie R. Munson Meetings Held in 2016: 10 (includes 5 held jointly with the Risk Oversight Committee)

The Audit Committee oversees the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting. The Audit Committee also provides assistance to the board in overseeing the internal audit division and the independent registered public accounting firm’s qualifications, performance and independence; compliance with our Financial Code of Ethics for the chief executive officer and senior financial officers; and compliance with corporate securities trading policies.

While the Audit Committee has the duties and responsibilities set forth above and as set forth in its charter, our management is responsible for the internal controls and the financial reporting process, and the independent registered public accounting firm is responsible for performing an independent audit of our financial statements and our internal controls over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon.

The Audit Committee periodically meets in joint session with the Risk Oversight Committee to cover matters relevant to both, such as the capital plan and the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

The board of directors has determined that each of Richard W. Neu, chairman of the Audit Committee, Gina D. France and Eddie R. Munson qualifies as an “audit committee financial expert” as the term is defined in the rules of the Securities and Exchange Commission (SEC). This designation does not impose any duties, obligations or liabilities on them that are greater than the duties, obligations and liabilities imposed on the other members of the Audit Committee. Each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2016 with Huntington management and with Huntington’s independent registered public accounting firm, PricewaterhouseCoopers LLP. This discussion included the selection, application and disclosure of critical accounting policies, as well as the firm’s views on fraud risks and how it demonstrates its independence and skepticism. The Audit Committee has also reviewed with PricewaterhouseCoopers LLP its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the Public Company Accounting Oversight Board’s Auditing Standard No. 16, Communication with Audit Committees.

The Audit Committee has reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board in Rule 3526 regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Huntington. Based on this review and discussion, and a review of the services provided by PricewaterhouseCoopers LLP during 2016, the Audit Committee believes that the services provided by PricewaterhouseCoopers LLP in 2016 are compatible with, and do not impair, PricewaterhouseCoopers LLP’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2016 which was filed with the SEC on February 22, 2017.

Submitted by the Audit Committee

Richard W. Neu, Chair

Ann B. Crane

Gina D. France

Eddie R. Munson

Compensation Committee
Members: John B. Gerlach, Jr. (Chair) Robert S. Cubbin (Chair-elect) Peter J. Kight Kathleen H. Ransier Meetings Held in 2016: 7

The Compensation Committee fulfills the duties and responsibilities of the board as it relates to executive and director compensation matters. In carrying out its duties, the committee reviews and approves Huntington’s goals and objectives with respect to the compensation of the chief executive officer and other executive management. The Compensation Committee also evaluates the performance of the chief executive officer and other executive management in light of such goals and objectives, and sets their compensation levels based on such evaluation. The Compensation Committee advises the board of directors with respect to compensation for service by non-employee directors on the board of directors and its committees. The Compensation Committee also makes recommendations to the board of directors with respect to Huntington’s incentive compensation plans and equity-based plans, oversees the activities of the individuals and committees responsible for administering these plans, and discharges any responsibility imposed on the Compensation Committee by any of these plans. In addition, the Compensation Committee assists the board of directors in fulfillment of the duties and responsibilities delegated to the board under our retirement plans.

Procedures for Determining Executive and Director Compensation; Compensation Consultant

The Compensation Committee has the resources and authority appropriate to discharge its duties and responsibilities. This includes authority to select, retain, terminate and approve fees and other retention terms of advisors, including legal counsel and other advisors. The Compensation Committee engaged Pearl Meyer & Partners, LLC, an independent consulting firm, to provide advisory services related to executive and director compensation. The individual consultant managing the relationship with Huntington (the compensation consultant) reports directly to the Compensation Committee, and is evaluated by the Compensation Committee on an annual basis.

The compensation consultant is available as needed for expert guidance and support, provides updates on emerging trends and best practices, and frequently attends meetings of the Compensation Committee. Services provided by the compensation consultant during 2016 included review of our selected peer group, benchmarking compensation and performance, and establishing total compensation guidelines, including targets for short and long-term incentive plans, and modeling payouts under various performance scenarios. During 2016 the compensation consultant did not provide any services other than advice and recommendations related to executive and director compensation.

The Compensation Committee has received representations from the compensation consultant with respect to independence, including with respect to: the fees received by the consulting firm from Huntington as a percentage of total revenue of the consulting firm; the policies or procedures maintained by the consulting firm designed to prevent a conflict of interest; any business or personal relationship between the compensation consultant and any Compensation Committee member; any business or personal relationship between the compensation consultant and executive officers of Huntington; and any Huntington stock owned by the compensation consultant. Based on review of these representations and the services provided by the compensation consultant, the Compensation Committee has determined that the compensation consultant is independent and that the consultant’s work has not created any conflicts of interest.

Although the Compensation Committee makes independent determinations on all matters related to compensation of executive officers, certain members of management are requested to attend committee meetings and provide input to the Compensation Committee. Input may be sought from the chief executive officer, Human Resources, Finance, and Risk Management colleagues and others as needed to ensure the Compensation Committee has the information and perspective it needs to carry out its duties. In particular, the Compensation Committee will seek input from the chief executive officer on matters relating to strategic objectives, company performance goals and input on his assessment of the other executive officers. The Committee also receives regular updates from the chief risk officer and chief financial officer throughout the year as appropriate. Representatives of Human Resources work with the Chair of the Compensation Committee to ensure he has the background, information and data needed to facilitate meetings.

The Compensation Committee meets with representatives of the Audit Committee as appropriate in making determinations. The Audit Committee chair attends the meetings at which the Compensation Committee certifies company performance against the established incentive plan performance goals.

The Compensation Committee takes risk into account when determining compensation and has developed an executive compensation philosophy that balances risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. The Compensation Committee’s role in the oversight of incentive compensation risk is discussed under “The Board’s Role in Risk Oversight,” below.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee, or in accordance with the terms of a particular compensation plan, to a management committee. The Compensation Committee delegates some responsibilities to management to assist in development of design considerations, with permission to work with the Committee’s compensation consultant to develop proposals for the Committee’s consideration. The Compensation Committee may not, however, delegate the determination of compensation for executive officers to management. From time to time, the Compensation Committee may obtain the approval of the board of directors with respect to certain executive and director compensation matters.

Compensation Committee Interlocks and Insider Participation. We have no compensation committee interlocks. In addition, no member of the Compensation Committee has served as one of our officers or employees.

Report of the Compensation Committee (1)

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2017 annual meeting of shareholders.

Submitted by the Compensation Committee

John B. Gerlach, Jr., Chair

Peter J. Kight

Kathleen H. Ransier

(1)	Mr. Cubbin was appointed to serve on the Compensation Committee after the Compensation Committee issued this report.

Nominating and Corporate Governance Committee
Members: David L. Porteous (Chair) Ann B. Crane John B. Gerlach, Jr. Chris Inglis Meetings Held in 2016: 8

The Nominating and Corporate Governance Committee’s primary responsibilities are to annually: review the composition of the board of directors to assure that the appropriate knowledge, skills, and experience are represented, in the Committee’s judgment, and to assure that the composition of the board of directors complies with applicable laws and regulations; review the qualifications of persons recommended for board of directors membership, including persons recommended by shareholders; discuss with the board of directors standards to be applied in making determinations as to the independence of directors; and review the effectiveness of the board of directors, including but not limited to, considering the size and desired skills of the board of directors and the performance of individual directors as well as collective performance of the board of directors.

The Nominating and Corporate Governance Committee oversees the company’s commitment to environmental, social and governance (ESG) issues, including the development of a formalized ESG business strategy that launched in 2017. The company’s ESG strategy will provide annual reporting on ESG-related key performance indicators and capitalizes on the company’s long-held commitment to corporate social responsibility and community impact.

The Committee reviews and approves related party transactions. Additionally the Committee oversees the company’s efforts to effectively communicate with shareholders, including shareholder outreach, matters relating to the company’s proxy filing, and other governance issues and efforts throughout the year. Other responsibilities of the Nominating and Corporate Governance Committee include reviewing and making appropriate changes to the Corporate Governance Guidelines and the Code of Business Conduct and Ethics for Huntington’s directors, officers and employees.

Community Development Committee
Members: Kathleen H. Ransier (Chair) Ann B. Crane J. Michael Hochschwender Eddie R. Munson Meetings Held in 2016: 4

The purpose of the Community Development Committee is to promote Huntington’s mission of local involvement and leadership in the communities where Huntington is located and where its employees work. The Committee will consider matters relating to community development and involvement, philanthropy, government affairs, fair and responsible lending and inclusion.

The Committees duties and responsibilities are to:

•  provide primary oversight of the company’s commitments to the Community Reinvestment Act (“CRA”), including review of CRA plan, internal and external examination reports and related internal reports provided by management;

•  provide primary oversight of the company’s commitment to diversity and inclusion, including review of the company’s employee-related programs such as the affinity networks and other broad-based employee development programs that could affect the Corporation’s reputation for social responsibility;

•  review of the company’s relationships with external constituencies concerning community activities, including investors, regulators, elected officials, non-profits and community leaders;

•  review the company’s compliance with fair lending and Unfair, Deceptive, or Abusive Acts and Practices (UDAAP) standards, including monitoring procedures and programs; and

•  review shareholder proposals involving issues within the purview of the Committee’s duties and responsibilities.

Executive Committee
Members: David L. Porteous (Chair) Ann B. Crane Steven G. Elliott Michael J. Endres Jonathan A. Levy Richard W. Neu Stephen D. Steniour Meetings Held in 2016: 0

The Executive Committee’s purpose is to provide an efficient means of considering matters that arise between regularly scheduled meetings of the full board of directors. Matters that might be considered by the Executive Committee are such that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full board of directors. Meetings of this Committee may be called by the chief executive officer (who is a member of the Committee) or the Committee chairperson. The Executive Committee shall have and may exercise all of the powers and authority of the board of directors as may be permitted by law, and the charter and bylaws of the company. All actions of and powers conferred by the Executive Committee are deemed to be done and conferred under the authority of the board of directors.

Risk Oversight Committee
Members: Steven G. Elliott (Chair) Lizabeth Ardisana Jonathan A. Levy David L. Porteous Meetings Held in 2016: 20 (includes 5 held jointly with the Audit Committee)

The Risk Oversight Committee assists the board of directors in overseeing management of material risks, and the approval and monitoring of the company’s capital position and plan supporting our overall aggregate moderate-to-low risk profile; the risk governance structure; compliance with applicable laws and regulations; and determining adherence to the board’s stated risk appetite. The Committee has oversight responsibility with respect to the full range of inherent risks: market, credit, liquidity, legal, compliance/regulatory, operational, strategic and reputational. This Committee also oversees our capital management and planning process, and ensures that the amount and quality of capital are adequate in relation to expected and unexpected risks and that our capital levels exceed “well-capitalized” requirements.

The Risk Oversight Committee periodically meets in joint session with the Audit Committee to cover matters relevant to both, such as the capital plan and the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

Additional detail about the role and responsibilities of this Committee is set forth under “The Board’s Role in Risk Oversight” below.

Technology Committee
Members: Peter J. Kight (Chair) Lizabeth Ardisana Michael J. Endres Chris Inglis Meetings Held in 2016: 4

The purpose of the Technology Committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to all technology, cyber security and third party risk management strategies and plans. The Committee is charged with evaluating Huntington’s capability to properly perform all technology functions necessary for its business plan, including projected growth, technology capacity, planning, operational execution, product development, new technologies and management capacity. The Committee provides oversight of the technology segment investments and plans to drive efficiency as well as to meet defined standards for risk, security, and redundancy. The Committee oversees the allocation of technology costs and ensures that they are understood by the board of directors. The Technology Committee monitors and evaluates innovation and technology trends that may affect the company’s strategic plans, including monitoring of overall industry trends. The Technology Committee reviews and provides oversight of the company’s continuity and disaster recovery planning and preparedness.

Huntington Investment Company Oversight Committee
Members: Michael J. Endres (Chair) Robert S. Cubbin Gina D. France Meetings Held in 2016: 2

The board of directors established the Huntington Investment Company (HIC) Oversight Committee in 2016 to assist the board of directors in fulfilling its oversight responsibilities with respect to retail and institutional broker-dealer and investment advisory strategies and plans developed by the HIC Board and management. Additionally, the Committee will provide oversight related to the overall risk management process for HIC.

The Committee’s duties and responsibilities include to:

•   provide oversight regarding HIC’s business strategy, including projected revenue growth, business planning, market strategies, product and service offerings, technology and computer systems, and operational execution;

•   ensure that an effective process is in place to manage risks through policies, procedures, and practices in a manner consistent with HIC’s strategic goals, organizational objectives, risk appetite and regulatory requirements;

•   provide oversight regarding the development of strategies to address emerging industry trends, new rules, and regulations;

•   evaluate and assess actions taken by HIC in response to auditors, consultants and regulatory authorities; and

•  evaluate and assess service quality regarding customer complaints or comments.

Integration Oversight Committee (ad hoc)
Members: Steven G. Elliott (Chair) Peter J. Kight Richard W. Neu Meetings Held in 2016: 12

The Integration Oversight Committee is an ad hoc committee established to assist the Board in the oversight of the integration of people, systems and processes of FirstMerit Corporation with Huntington through enhanced review and effective challenge of integration plans and processes.

The Committee’s duties and responsibilities with respect to the FirstMerit acquisition include review of the:

•    overall integration and conversion project plan, the timeline and adjustments thereto;

•    progress of Huntington in obtaining any necessary regulatory approvals relative to the acquisition through periodic updates; and

•    progress of Huntington in integrating systems and personnel in a timely and professional manner.

In conjunction with the Risk Oversight Committee, the Committee shall receive and review risks, including operational, market, liquidity and credit, posed by the integration and the effective mitigation of those risks to ensure that the residual risk is within Huntington’s risk appetite. The Committee shall receive and review reports that assess Huntington’s financial performance against its goals, including capturing synergies and opportunities from its acquisition. In addition, the Committee shall oversee Huntington’s conformance to regulatory and contractual commitments made in connection with the acquisition.

Communication with the Board of Directors

Shareholders who wish to send communications to the board of directors may do so by following the procedure set forth on the Investor Relations pages of Huntington’s website at www.huntington.com.

Director Nomination and Board Evaluation

Our board of directors is committed to maintaining a well-rounded and effective board aligned with the company’s business strategy. At least annually the Nominating and Corporate Governance Committee reviews the composition of the board to assure that the appropriate knowledge, skills and experience are represented, in the Committee’s judgment, and in order to comply with applicable laws and regulations.

The full board of directors performs a self-evaluation each year, overseen by the Nominating and Corporate Governance Committee. The lead director, as chair of the Nominating and Corporate Governance Committee, solicits comments and recommendations from the directors through a series of questions which provide a frame-work for discussion. Although the specific questions may vary from year-to-year, the topics generally include the substance and efficiency of board and committee meetings and materials, utilization of skills and committee appointments, skills and experience needed for the board, and board engagement and interaction, and have an emphasis on the board’s responsibility for oversight of risk management. The lead director provides a report to the board in executive session summarizing the feedback. Each committee of the board also performs an annual self-evaluation and reports the findings to the full board of directors.

Skills, Knowledge, Experience and Perspectives

Our directors embody a well-rounded variety of skills, knowledge, and experience, as demonstrated in the chart below. The board also benefits from directors having a range of tenures as this provides continuity as well as fresh perspective.

Experience / Background	Number of Directors
Audit — Internal or External Experience	6
Consumer products experience	7
Cybersecurity	1
Enhances the diversity of the Board (e.g. gender, race, ethnicity and culture)	5
Experience in leading alignment of compensation with organizational strategy and performance	8
Expertise in financial institution and regulatory matters	9
Financial expertise	6
Governmental experience; non-profit or non-financial regulatory expertise	5
Leadership in enterprise risk management function	5
Legal experience	3
Merger, acquisition and/or joint venture expertise	15
Private equity management experience	6
Senior executive experience (e.g. CEO, COO, CFO) at a publicly traded company	6
Strategic technology leadership at a large, complex, organization	6

Tenure
0—5 years	7
6—10 years	5
11—15 years	3
16—18 years	1

Age
56—60	7
61—65	5
66—70	4

The board believes that one of its most important responsibilities is identifying, evaluating and selecting candidates for the board. Board members are encouraged to identify prospective directors and recommend them to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews the qualifications of potential director candidates and makes recommendations to the full board. The factors considered by the Committee and the board in their review of potential candidates include whether the candidate:

•	has exhibited behavior that indicates he or she is committed to the highest ethical standards;

•

has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the diverse communities and geographies in which the company operates;

•

has achieved prominence in his or her business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the board is called upon to make;

•	possesses a willingness to challenge management while working constructively as part of a team in an environment of trust; and

•	will be able to devote sufficient time and energy to the performance of his or her duties as a director.

The board also believes that board membership should reflect the diversity of the markets in which we do business. From time to time the Nominating and Corporate Governance Committee will identify additional selection criteria for board membership, taking into consideration the company’s business strategy, the business environment and current board composition. At this time, there are no other specific additional criteria.

Recommendations for Director Candidates

Shareholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by sending a written notice to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended, the person’s principal occupation or employment for the last five years, other public company boards on which the person serves, whether the person would qualify as independent as the term is defined under the Marketplace Rules of the Nasdaq Stock Market, and the class and number of shares of Huntington securities owned by the person. The Nominating and Corporate Governance Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of our securities owned by, the person or persons making the recommendation. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

Independence of Directors

Our board of directors and the Nominating and Corporate Governance Committee have reviewed and evaluated transactions and relationships with board members to determine the independence of each of the members. The board of directors does not believe that any of its non-employee members has relationships with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as director. Further, the board and the Nominating and Corporate Governance Committee have determined that a majority of the board’s members are “independent directors” as the term is defined in the Nasdaq Stock Market Marketplace Rules. The directors determined to be independent under this definition are: Lizabeth Ardisana, Ann B. Crane, Robert S. Cubbin, Steven G. Elliott, Gina D. France, John B. Gerlach, Jr., J. Michael Hochschwender, Chris Inglis, Peter J. Kight, Jonathan A. Levy, Eddie R. Munson, Richard W. Neu, David L. Porteous, and Kathleen H. Ransier. The board of directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market applicable to audit committee members.

In making the independence determinations for each of the directors, the board took into consideration the transactions disclosed in this proxy statement under “Review, Approval or Ratification of Transactions with Related Persons” below. In addition, the board of directors considered that the directors and their family members are customers of our affiliated financial and lending institutions. Many of the directors have one or more transactions, relationships or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender or trustee, or provide similar services. Directors may also be affiliated with entities which are customers of our affiliated financial and lending institutions and which enter into transactions with such affiliates in the ordinary course of business. The board also considered charitable donations to organizations in which directors have an interest, and the following relationships and transactions, and determined them to be immaterial: routine transactions and relationships entered into in the ordinary course of business between the Bank and business organizations with which Mr. Gerlach and Ms. Ransier, respectively, have an interest.

The Board’s Leadership Structure

Our chief executive officer, Stephen D. Steinour, serves as chairman of the board. Director David L. Porteous has served as independent lead director since the board created the position in November 2007. The board believes that having a combined chief executive officer and chairman along with a strong independent lead director provides an efficient and effective leadership structure.

The specific responsibilities of the lead director are set forth in our Corporate Governance Guidelines, which include:

•	serving as liaison between the chairman of the board and the outside directors;

•	consulting with the chairman of the board on information sent to the board;

•	reviewing and providing input to the chairman of the board on board meeting agendas;

•	consulting with the chairman of the board on meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	presiding at all meetings of the board at which the chairman is not present, including executive sessions of the outside directors;

•	having the authority to call meetings of the outside directors; and

•	ensuring that he or she is available for consultation and direct communication with key stakeholders, if requested by the chief executive officer.

Mr. Porteous performs these duties and provides leadership in numerous additional ways. He is available to the chief executive officer as a sounding board for a variety of matters. He meets regularly with Huntington’s regulators. He promotes good governance and fosters dialogue among the directors and between the board and management. Mr. Porteous also takes an active role in outreach efforts with various constituents, including Huntington employees. He regularly engages with the employees and acts as a liaison between employees and the board.

The board believes that having an independent lead director performing these duties effectively complements and counterbalances the role of the combined chairman / chief executive officer. The interaction of the roles of the chairman / chief executive officer and the lead director is reflected in the table below.

Areas of Responsibility	Chair/CEO Role	Lead Director Role
Full Board Meetings	Has the authority to call meetings of the board of directors	Participates in board meetings like every other director
	Chairs meetings of the board of directors and the annual meeting of shareholders	Acts as intermediary — at times, the chair may refer to the lead director for guidance or to have something taken up in executive session
Provides leadership to the board of directors if circumstances arise in which the role of the chair may be, or may be perceived to be, in conflict with the board of directors
Suggests calling full board meetings to the chair when appropriate
Executive Sessions	Receives feedback from the executive sessions	Has the authority to call meetings of the outside directors
Sets the agenda for and leads executive sessions of the outside directors
Briefs the CEO on issues arising out of the executive sessions
Board Agendas and Information	Takes primary responsibility for shaping board agendas, consulting with the lead director to ensure that board agendas and information provide the board with what is needed to fulfill its primary responsibilities

Collaborates with the chair to shape the board agenda and board information so that adequate time is provided for discussion of issues and so that appropriate information is made available to directors

Solicits agenda items from members of the board

Board Communications	Communicates with the directors on key issues and concerns outside of board meetings	Facilitates discussion among the outside directors on issues and concerns outside of board meetings
	Takes responsibility for new director orientation and continuing education for the board of directors	Serves as a non-exclusive conduit to the chair of views, concerns, and issues of the outside directors
Coordinates with the chair on director orientation and continuing education
Committee Meetings	Member of the Executive Committee and attends such other committee meetings (excluding executive sessions) as the chair shall so choose	Participates on such committees (including executive sessions) to which he is elected and is ex-officio member of all other committees
Chairs the Nominating and Corporate Governance Committee which recommends the membership of various board committees as well as selection of committee chairs
External and Other Stakeholders	Represents the organization to, and interacts with, external stakeholders, including investors, customers, employees and others	Available at the request of the chair to participate in meetings with key institutional investors
Makes periodic independent visits to business regions, meeting with employees and customers
Regularly meets independently with regulators
Has authority to engage advisors and consultants who report directly to the board of directors on board issues

In addition to having an engaged lead director, additional factors contribute to the board’s comfort with Mr. Steinour serving in the combined roles of chairman and chief executive officer. These factors include our strong corporate governance practices, our board’s independence, and the accountability of the chief executive officer to the board. Executive sessions, excluding the chairman and chief executive officer, are held in conjunction with each regularly scheduled board meeting to ensure open dialogue with the lead director. Moreover, there is regular reporting by senior management to the board of directors as further described under “The Board’s Role in Risk Oversight” below. The board has also considered our leadership structure in light of the company’s size, the nature of its business, the regulatory framework in which it operates, and its peers and determined that the board’s leadership structure is appropriate for our company at this time.

The Board’s Role in Risk Oversight

The board of directors has defined our risk appetite as aggregate moderate-to-low and has established a comprehensive and coordinated risk oversight structure. While the board has three board committees that primarily oversee implementation of this desired risk appetite and the monitoring of our risk profile — the Risk Oversight Committee, Audit Committee and the Technology Committee — the full board is engaged in discussing all risks. The board of directors receives regular reports from every board committee. Noteworthy issues from each committee agenda are called to the attention of the full board in advance. In addition, all directors have access to information provided to each committee, and all scheduled committee meetings are open to all directors. The directors regularly communicate directly with members of senior management as well as among the board and board committees.

Board Committees

The Risk Oversight Committee assists the board of directors in overseeing management of material risks, and the approval and monitoring of the company’s capital position and plan supporting our overall aggregate moderate-to-low risk profile; the risk governance structure; compliance with applicable laws and regulations; and determining adherence to the board’s stated risk appetite. The Committee has oversight responsibility with respect to the full range of inherent risks: market, credit, liquidity, legal, compliance/regulatory, operational, strategic and reputational. This Committee also oversees our capital management and planning process, and ensures that the amount and quality of capital are adequate in relation to expected and unexpected risks and that our capital levels exceed “well-capitalized” requirements. The Risk Oversight Committee receives reports directly from the chief risk office at least quarterly.

The Audit Committee oversees the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting. The Audit Committee also provides assistance to the board in overseeing the internal audit division and the independent registered public accounting firm’s qualifications and independence; compliance with our Financial Code of Ethics for the chief executive officer and senior financial officers; and compliance with corporate securities trading policies. The chief internal auditor reports directly to the Audit Committee.

The Risk Oversight and Audit Committees routinely hold executive sessions with our key officers engaged in accounting and risk management. On a regular basis, the two committees meet in joint session to cover matters relevant to both.

The Technology Committee assists the board of directors in fulfilling its oversight responsibilities with respect to all technology, cyber security and third party risk management strategies and plans. The committee is charged with evaluating Huntington’s capability to properly perform all technology functions necessary for its business plan, including projected growth, technology capacity, planning, operational execution, product development, and management capacity. The committee provides oversight of the technology segment investments and plans to drive efficiency as well as to meet defined standards for risk, security, and redundancy. The Committee oversees the allocation of technology costs and ensures that they are understood by the board of directors. The Technology Committee monitors and evaluates innovation and technology trends that may affect the Company’s strategic plans, including monitoring of overall industry trends. The Technology Committee reviews and provides oversight of the company’s continuity and disaster recovery planning and preparedness. The chief technology officer and the chief information officer regularly attend meetings of the Technology Committee.

Further, through its Compensation Committee, the board of directors seeks to ensure its system of rewards is risk-sensitive and aligns the interests of management, creditors, and shareholders. The Compensation Committee reviews and evaluates the company’s compensation policies and practices and the relationship among risk, risk management and compensation to ensure that incentive compensation practices appropriately balance risk and financial results, incentives do not expose the company to imprudent risks, the incentive programs are compatible with effective controls and risk management, are supported by strong corporate governance and the compensation policies are not likely to have a material adverse effect on the company. The Compensation Committee meets regularly with members of senior management, including the chief risk officer and the chief financial officer.

Through the Community Development Committee, the board oversees the company’s compliance with fair lending obligations and Unfair, Deceptive or Abusive Acts and Practices (UDAAP) standards. The Community Development Committee has primary oversight of the company’s commitments to the Community Reinvestment Act and the company’s commitment to create and maintain a culture of inclusion that leverages diversity effectively. Senior compliance officers and the chief diversity and inclusion officer regularly participate in meetings of the Community Development Committee.

The role of each of the board committees is further described above.

Company Strategy and Leadership

The full board of directors focuses direct oversight on risks related to company strategy and leadership. The board holds an off-site session each year devoted to review of strategic priorities. In addition, the CEO reserves time at the beginning of each board meeting to discuss priorities. Periodically, special board sessions are held to discuss and analyze specific possible risk scenarios, such as cybersecurity incidents.

The full board of directors oversees succession planning for the positions of the CEO and other members of the executive leadership team. As selecting and appointing qualified executive leadership for the company is a priority for the board of directors, succession planning is discussed frequently. At least annually, the CEO and the chief human resources officer review with the board the succession plans in place for executive leadership. Management also maintains succession plans for the positions reporting to the executive leadership team, and their direct reports.

Continual Director Education

Huntington has established a formal training program for the board of directors to assist the board in its risk oversight function. The training program, which is overseen by the chief risk officer, covers:

•	Bank Secrecy Act (BSA)/Anti-Money Laundering (AML) issues;

•	Fair lending responsibilities;

•	Avoidance of UDAAP (Unfair, Deceptive, or Abusive Acts or Practices);

•	Cyber risks and breaches; and

•	Legal, regulatory and supervisory requirements and trends applicable to Huntington.

Additional topics may be included as appropriate, related to complex products, services or lines of business that have the potential to significantly impact the company and other topics as identified by the board of directors or executive management from time to time.

In addition, all board members are encouraged to participate in relevant external director education opportunities. Insights gained from these programs are shared with the full board of directors. In 2016, 6 directors attended conferences or seminars totaling approximately 125 hours of instruction.

Risk Assessment of Incentive Compensation

The Compensation Committee oversees the company’s compensation policies and practices and the relationship among risk, risk management and compensation. The Compensation Committee’s oversight is supported by the Incentive Compensation Oversight Committee (the “Oversight Committee”), an executive level management committee. The Oversight Committee consists of senior management from Human Resources, Finance, Legal, Credit Administration, and Risk Management, and is co-chaired by the chief risk officer and the chief human resources officer. The Oversight Committee reports directly to the Compensation Committee.

Under the direction of the Oversight Committee, Huntington performs an annual risk assessment of each incentive plan. The review includes economic analysis as well as evaluation of plan design features, risk balancing mechanisms, and governance policies and practices. A key tool for managing incentive compensation risk is an annual enterprise-level significant risk events review process overseen by the chief risk officer and the chief credit officer. This year-end significant risk events review typically results in a number of incentive payment adjustments, including several with respect to 2016 incentives.

Huntington uses a variety of plan design features to balance risk and rewards. Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for employees at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance.

Key broad-based incentive plan design features & controls include:	Other features and controls used in various plans include:
• Recoupment / clawback provisions	• Multiple performance criteria
• Management discretion to reduce or eliminate awards	• Risk-related performance criteria
• Annual risk-based review of plans and awards	• Payment caps
• Hold-until-retirement or other termination provisions for equity grants

For executive officers, our compensation philosophy balances risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. We maintain stock ownership guidelines for executives and impose a “hold until retirement” requirement of up to 50% of the net shares. See “Compensation of Executive Officers” below for detail about our executive compensation philosophy and programs.

Review, Approval or Ratification of Transactions with Related Persons

The Nominating and Corporate Governance Committee of the board of directors oversees our Related Party Transactions Review and Approval Policy, referred to as the Policy. This written Policy covers “related party transactions”, including any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, either currently proposed or since the beginning of the last fiscal year in which we were or will be a participant, involving an amount exceeding $120,000 and in which a director, nominee for director, executive officer or his or her immediate family member has or will have a direct or indirect material interest. The Policy requires our senior management and directors to notify the general counsel of any existing or potential “related party transactions.” Our general counsel reviews each reported transaction, arrangement or relationship that constitutes a “related party transaction” with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee determines whether or not “related party transactions” are fair and reasonable for us. The Nominating and Corporate Governance Committee also determines whether any “related party transaction” in which a director has an interest impairs the director’s independence. Approved “related party transactions” are subject to on-going review by our management on at least an annual basis. Loans to directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve Board Regulation O are deemed to be approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement are reviewed by the Nominating and Corporate Governance Committee at that time. The Nominating and Corporate Governance Committee would also consider and review any transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Policy.

Indebtedness of Management. Many of our directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our directors and executive officers also may be affiliated with entities which are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with directors, executive officers and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectability or presented other unfavorable features.

Certain Other Transactions. One of our subsidiaries, Huntington Mezzanine Opportunities Inc., established in 2002 a private corporate mezzanine investment fund to provide financing in transaction amounts of up to $10 million to assist middle market companies primarily in the Midwest with growth or acquisition strategies. The investment fund was dissolved in 2014. Stonehenge Mezzanine Partners LLC, as its sole purpose, served as the asset manager of the fund through May 2014. After June 1, 2014 Stonehenge Mezzanine Partners LLC was entitled to receive 19.315% of amounts collected from any earn-out payments, escrow payments or other similar contingent payments related to other previous investments that had been held by the fund. During 2016, Stonehenge Mezzanine Partners LLC received $19,098 from earn-out/escrow payments/contingent payments. Our director Michael J. Endres has a 12.6% equity interest in Stonehenge Mezzanine Partners LLC.

The Huntington National Bank has a $7.85 million commitment (reduced from $10 million) for an equity investment in the Stonehenge Opportunity Fund II, LP, a $150 million investment fund, which was organized in 2004. This fund’s origination period ended in 2010. As of December 31, 2016, $6.36 million of the $7.85 million commitment has been funded. The remaining $1.49 million commitment is limited to fund follow-on investments in existing portfolio companies and fund expenses. The Huntington National Bank also has a $10 million commitment for an equity investment in the Stonehenge Opportunity Fund III, LP, a $250 million investment fund, which was organized in 2010, and a $15 million commitment for an equity investment in the Stonehenge Opportunity Fund IV, LP, a $250 million investment fund, which was organized in 2016. As of December 31, 2016, $7.2 million of the $10 million commitment to Stonehenge Opportunity Fund III, LP and $1 million of the $15 million commitment to Stonehenge Opportunity Fund IV, LP have been funded.

The Stonehenge Opportunity Fund II, LP, the Stonehenge Opportunity Fund III, LP, and the Stonehenge Opportunity Fund IV, LP each operate as a “Small Business Investment Company” licensed by the Small Business Administration. Each of these funds seeks to generate long-term capital appreciation by investing in equity and, in certain cases, mezzanine securities of a diverse portfolio of companies across a variety of industries. Our management determined that the investment would provide a cost effective means to participate in financing small businesses, provide a means of obtaining lending or investment credits under the Community Reinvestment Act and generally be favorable to us. Each of the funds is managed by Stonehenge Partners Corp., an investment firm of which Michael J. Endres is a principal and holds a 9.8% equity interest. These funds pay to Stonehenge Partners Corp. management fees not to exceed on an annual basis 2.00% of the aggregate of private capital commitments and Small Business Administration debentures of the respective fund. In addition, Stonehenge Partners Corp. is the controlling entity of Stonehenge Equity Partners, LLC, which serves as managing member of each of the funds.

Paul McMahon has been employed by The Huntington National Bank since 2006 and currently serves as a Portfolio Manager — Team Lead in the Commercial Banking Department. Mr. McMahon is the son-in-law of director David L. Porteous. Mr. McMahon serves in a non-executive capacity four reporting levels below the Commercial Banking Director, is one of approximately 16,500 employees, and is compensated in accordance with the employment compensation practices and policies applicable to all employees with equivalent qualifications and responsibilities in similar positions. For 2016, Mr. McMahon received compensation of approximately $156,000 including base salary and incentive compensation, as well as benefits generally available to all employees.

Compensation of Outside Directors

Our compensation philosophy for the board of directors is to provide a compensation arrangement to outside directors that reflects the significant time commitment and substantial contributions the directors are expected to make to the value creation and governance of Huntington. Our compensation level and structure are designed to enable us to attract and retain high caliber talent at a national level, and also to align the directors’ interests with those of the shareholders. Our compensation program for non-employee directors is a combination of cash and equity. Directors who are also employees of Huntington do not receive compensation for their services as directors.

Fees Payable in Cash. Each non-employee director earns an annual retainer of $35,000. We pay an additional annual retainer of $65,000 to the lead director, and $20,000 to the chairs of all standing board committees. We pay meeting fees at the standard rate of $2,000 for each board of directors or committee meeting the director attends and $1,000 for each teleconference board of directors or committee meeting in which the director participates. In addition, we pay directors fees of $2,000 per day in the event Huntington requests a director to attend or participate in an event or meeting, in person, in his capacity as a director. All fees are payable quarterly. Retainer fees are payable in four equal quarterly installments. A director may defer all or a portion of the cash compensation payable to the director if he or she elects to participate in the Deferred Compensation Plan and Trust for Huntington Bancshares Incorporated Directors, referred to as the Directors Deferred Plan. The trustee of the plan has typically invested the trust fund primarily in shares of our common stock. The Directors Deferred Plan is described below.

Equity Compensation. To align the interests of directors with shareholders, a meaningful portion of director compensation is paid in equity that is subject to holding requirements. The Compensation Committee considers equity grants for non-employee directors on an annual basis, and the form and amounts of any equity grants for directors are determined at the discretion of the Compensation Committee. Since 2006, the equity grants for directors have been in the form of deferred stock units which are vested upon grant but not released to the director until six months following separation of service. Based on the market data and peer review facilitated by the independent compensation consultant, the Compensation Committee granted each non-employee director a deferred stock award having a value of $105,000, effective May 1, 2016. Divided by the stock price of $10.06 on the last trading day preceding the date of grant, each director was awarded 10,437 deferred stock units, rounded down to the nearest whole share. The Compensation Committee awarded an additional $20,000 grant value to the chairpersons of the Audit, Compensation and Risk Oversight Committees which converted to an additional 1,988 deferred stock units.

In addition to the mandated holding of shares imposed by the deferred stock units, the Compensation Committee has established a minimum ownership level guideline for directors based on five times the annual retainer fee (excluding committee chairmanship retainers). Based on the retainer fee and the fair market value of our common stock on the date the guidelines were established, the guideline for directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines, from the date the guidelines were established, or if later, the date of joining the board. Each of the directors who has served at least two years has met the guidelines.

Director Compensation 2016

Name(1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)(4)	Option Awards	Non-Equity Incentive Plan Compen sation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation	Total
Lizabeth Ardisana	$25,583	$—	—	—	—	—	$25,583
Ann B. Crane	106,000	104,996	—	—	—	—	210,996
Robert S. Cubbin	31,583	—	—	—	—	—	31,583
Steven G. Elliott	163,000	124,995	—	—	—	—	287,995
Michael J. Endres	80,000	104,996	—	—	—	—	184,996
Gina D. France	30,583	—	—	—	—	—	30,583
John B. Gerlach, Jr.	114,000	124,995	—	—	—	—	238,995
J. Michael Hochschwender	27,583	—	—	—	—	—	27,583
Chris Inglis	40,333	—	—	—	—	—	40,333
Peter J. Kight	122,000	104,996	—	—	—	—	226,996
Jonathan A. Levy	94,000	104,996	—	—	—	—	198,996
Eddie R. Munson	94,000	104,996	—	—	—	—	198,996
Richard W. Neu	132,000	124,995	—	—	—	—	256,995
David L. Porteous	260,000	104,996	—	—	—	—	364,996
Kathleen H. Ransier	108,000	104,996	—	—	—	—	212,996

(1)	Ms. Ardisana, Mr. Cubbin, Ms. France and Mr. Hochschwender joined the board in August 2016. Mr. Inglis joined the board in May 2016.

(2)	Amounts earned include fees deferred by participating directors under the Directors Deferred Plan.

(3)	On May 1, 2016, grants of 12,425 deferred stock units were made to the chairpersons of the Audit, Compensation and Risk Oversight Committees and grants of 10,437 deferred stock units were made to each other director under the 2015 Long-Term Incentive Plan. These awards were vested upon grant and are payable six months following separation from service. This column reflects the grant date fair value in accordance with FASB Topic 718 and is equal to the number of units times the fair market value (the closing price) on the last trading date preceding the date of grant ($10.06). These deferred stock unit awards will be credited with an additional number of deferred stock units to reflect reinvested dividend equivalents with respect to the period of time between the date of grant and the delivery of shares.

(4)	The Compensation Committee has granted deferred stock awards to non-employee directors each year since 2006. The directors’ deferred stock unit awards outstanding as of December 31, 2016 are set forth in the table below.

Name	Deferred Stock Awards Outstanding
Ann B. Crane	61,411
Steven G. Elliott	67,567
Michael J. Endres	78,042
John B. Gerlach, Jr.	84,198
Peter J. Kight	42,583
Jonathan A. Levy	76,042
Eddie R. Munson	20,751
Richard W. Neu	74,698
David L. Porteous	78,042
Kathleen H. Ransier	78,042

Directors Deferred Plan. The Directors Deferred Plan allows the members of the board to elect to defer receipt of all or a portion of the compensation payable to them in the future for services as directors. We transfer cash equal to the compensation deferred pursuant to the plan to a trust fund where it is allocated to the accounts of the participating directors. The trustee of the plan has broad investment discretion over the trust fund and is authorized to invest in many forms of securities and other instruments, including our common stock. During 2016, the trustee invested primarily in shares of our common stock.

A director’s account will be distributed either in a lump sum or in equal annual installments over a period of not more than ten years, as elected by each director. Distribution will commence upon the earlier of 30 days after the attainment of an age specified by the director at the time the deferral election was made, or within 30 days of the director’s termination as a director. All of the assets of the plan including the assets of the trust fund are subject to the claims of our creditors. The rights of a director or his or her beneficiaries to any of the assets of the plan are no greater than the rights of our unsecured general creditors. Since directors who are also our employees do not receive compensation as directors, they are not eligible to participate in this plan.

As of December 31, 2016, the participating directors’ accounts were substantially comprised of Huntington common stock and had the values set forth in the table below.

Name	Account Balance at December 31, 2016
Ann B. Crane	$872,671
Steven G. Elliott	80,170
Michael J. Endres	1,119,657
John B. Gerlach, Jr.	2,245,481
Peter J. Kight	126,147
Richard W. Neu	1,295,343
David L. Porteous	2,642,023
Kathleen H. Ransier	493,352

Ownership of Voting Stock

The table below sets forth the beneficial ownership of Huntington common stock by each of our directors, nominees for director, executive officers named in the Summary Compensation Table, and the directors and all executive officers as a group, as of January 31, 2017. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, including shares which could be acquired within 60 days. The table also sets forth additional share interests not reportable as beneficially owned.

	Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)(2)(3)(4)	Percent of Class	Additional Share Interests (5)(6)	Total Share Interests
Lizabeth Ardisana	31,802	*	0	31,802
Ann B. Crane	81,577	*	61,411	142,988
Robert S. Cubbin	55,261	*	0	55,261
Steven G. Elliott	6,067	*	67,567	73,634
Michael J. Endres	326,642	*	78,042	404,684
Gina D. France	68,000	*	0	68,000
John B. Gerlach, Jr.	1,762,372	*	84,198	1,846,570
Paul G. Heller	363,207	*	0	363,207
J. Michael Hochschwender	123,749	*	0	123,749
Helga S. Houston	337,987	*	36,272	374,259
Chris Inglis	0	*	0	0
Peter J. Kight	223,831	*	42,583	266,414
Jonathan A. Levy	130,213	*	76,042	206,255
Howell D. McCullough III	327,771	*	9,186	336,957
Eddie R. Munson	10,000	*	20,751	30,751
Richard W. Neu	197,921	*	74,698	272,619
Sandra E. Pierce	173,388	*	0	173,388
David L. Porteous	687,591	*	78,042	765,633
Kathleen H. Ransier	65,430	*	78,042	143,472
Stephen D. Steinour	6,001,700	*	704,349	6,706,049
Directors and All Executive Officers as a Group (27 in the group)	14,171,862	1.30	1,778,808	15,950,670

*	Indicates less than 1% of outstanding shares.

(1)	This column consists of shares for which the directors and executives, directly or indirectly, have the power to vote or to dispose, or to direct the voting or disposition thereof, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security.

(2)	Figures include the number of shares of common stock which could have been acquired within 60 days of January 31, 2017, under stock options awarded under our employee and director equity plans as set forth below.

Mr. Heller	170,252
Ms. Houston	193,721
Mr. McCullough	196,471
Mr. Steinour	3,274,503
Directors and Executive Officers as a Group (27 in the group)	5,694,159

The figure for Mr. Endres includes 41,834 shares of common stock that could be acquired upon conversion at any time of our 8.50% Series A non-voting perpetual convertible preferred stock (“Series A Preferred Stock”). Mr. Endres owns 500 shares of Series A Preferred Stock, each of which is convertible into 83.668 shares of common stock. Mr. Endres holds less than 1% of the Series A Preferred Stock outstanding.

(3)	Figures include 1,098,085 shares, 13,180 shares, 1,772 shares and 174,117 shares of common stock owned by members of the immediate families or family trusts of Messrs. Gerlach and Levy, Ms. Ransier and Mr. Steinour, respectively; 416,228 shares and 1,762 shares owned by various corporations and partnerships attributable to Messrs. Gerlach, and Levy, respectively; and 11,341 shares owned jointly by Ms. Crane and her spouse, 303,360 shares owned jointly by Mr. Porteous and his spouse, 1,500 shares owned jointly by Ms. Ransier and her spouse, and 291,149 shares owned jointly by Mr. Steinour and his spouse.

(4)	Figures also include the following shares of common stock held as of December 31, 2016, in Huntington’s deferred compensation plans for directors: 66,036 shares for Ms. Crane, 6,067 shares for Mr. Elliott, 84,726 shares for Mr. Endres, 169,940 shares for Mr. Gerlach, 9,546 shares for Mr. Kight, 98,021 shares for Mr. Neu, 199,926 shares for Mr. Porteous, and 37,333 shares for Ms. Ransier. Prior to the distribution from the deferred compensation plans to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plans.

(5)	This column includes shares in benefit plans in which the executive officers have vested ownership interests but do not have the power to vote or dispose of the shares, or the right to acquire such shares within 60 days. Figures include the following shares of common stock held as of December 31, 2016 in Huntington’s Supplemental Stock Purchase and Tax Savings Plan: 8,520 shares for Ms. Houston, 9,186 shares for Mr. McCullough, 53,517 shares for Mr. Steinour, and 263,605 shares for executive officers as a group (12 in the group). Prior to the distribution from this plan to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plan. Figures include the following shares of common stock held as of December 31, 2016 in Huntington’s Executive Deferred Compensation Plan: 27,752 shares for Ms. Houston, 650,832 shares for Mr. Steinour and 853,827 shares for executive officers as a group (12 in the group). Prior to the distribution from this plan to the participants, voting for the shares allocated to the accounts of participants is directed by the company.

(6)	Figures in this column for the directors consist of deferred stock awards that will be issued in shares of common stock six months following separation from service. These amounts are also set forth in footnote 3 to the Director Compensation 2016 Table above.

As of December 31, 2016, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
The Vanguard Group, Inc. (1) 100 Vanguard Boulevard Malvern, PA 19355	103,493,792	9.540%
FMR LLC (2) 245 Summer Street Boston, MA 02210	80,742,436	7.443%
BlackRock, Inc. (3) 55 East 52nd Street New York, NY 10055	67,008,555	6.200%
State Street Corporation (4) State Street Financial Center One Lincoln Street Boston, MA 02211	63,936,554	5.890%

(1)	This information is based on an amendment to Schedule 13-G filed by The Vanguard Group, Inc. on February 13, 2017. The Vanguard Group, Inc. has sole voting power for 1,684,371 of the shares, shared voting power for 208,190 of the shares, sole dispositive power for 101,607,385 of the shares, and shared dispositive power for 1,886,407 of the shares. The Vanguard Group, Inc. acquired the shares in the ordinary course of business.

(2)	This information is based on an amendment to Schedule 13-G filed by FMR LLC on February 14, 2017. FMR LLC has sole voting power for 5,143,638 of the shares and sole dispositive power over all of the shares. FMR LLC acquired the shares in the ordinary course of business.

(3)	This information is based on an amendment to Schedule 13-G filed by BlackRock Inc. on January 24, 2017. BlackRock Inc. has sole voting power for 57,591,806 of the shares and sole dispositive power for all of the shares. These shares were acquired and are held by BlackRock, Inc. in the ordinary course of business.

(4)	This information is based on a Schedule 13-G filed by State Street Corporation on February 7, 2017. State Street Corporation has shared voting power and shared dispositive power for all of the shares. These shares were acquired and are held by State Street Corporation in the ordinary course of business.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who are beneficial owners of more than ten percent of Huntington common stock to file reports of ownership and changes in ownership with the SEC. Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them. To the best of our knowledge, and following a review of the copies of Section 16(a) forms received, we believe that during 2016 all filing requirements applicable for reporting persons were met, with the exception of one transaction by Ms. Crane that was reported late.

Compensation of Executive Officers

Compensation Discussion & Analysis

This Compensation Discussion & Analysis describes Huntington’s executive compensation program for 2016 for our named executive officers (NEOs) whose compensation is detailed in the Summary Compensation Table which follows. The Compensation Committee of our board of directors provides independent oversight of our executive compensation and has engaged an independent compensation consultant, Pearl Meyer & Partners LLC, to provide advice with respect to the amount and form of executive compensation.

Our compensation philosophy is to “pay for performance” that creates long-term shareholder value. The Compensation Committee has developed a balanced compensation program for executives that incorporates many key compensation and governance practices.

Key Compensation & Governance Practices
✓	Significant stock ownership and hold until retirement policies that reinforce alignment between shareholders and executive officers
✓	Significant emphasis on performance-based compensation, with majority of compensation dependent upon long-term performance
✓	Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner
✓	Annual cash incentive awards for executive officers — cash is capped at 100% of target; any award above target is paid in RSUs with a 3 year ratable vesting period
✓	All incentive compensation subject to Recoupment and Clawback Policy
✓	Performance Share Units comprise 50% of total annual LTI grant value
✓	Hedging by executives is prohibited and pledging by executives and directors is restricted and discouraged; no shares are currently pledged
✓	Independent compensation consultant advising the Compensation Committee

“Doing the Right Thing”. The Compensation Committee also oversees the company’s broader compensation policies and practices and the relationship among risk takers, risk management and compensation. Huntington regularly monitors its incentive arrangements for employees at all levels and strives to enhance incentive risk management in light of developing best practices and regulatory guidance. Risk assessment of incentive compensation is discussed in greater detail above under “The Board’s Role in Risk Oversight”.

For years we have worked hard to build a culture of doing the right thing for our customers. Our “fair play” banking philosophy starts with doing the right thing with products and services that are simple, clear, and fair. We also look to deepen existing customer relationships by working to understand and serve our customers’ needs. We have a proud legacy of strong customer service and we require that all of our colleagues follow both the letter and intent of our code of business conduct and ethics. We take action when we find violations of our code of conduct, and violations are reported to the audit committee of the board of directors.

Moreover, Huntington maintains a robust Recoupment and Clawback Policy which is a tool for recoupment or clawback of incentive compensation in appropriate situations. Employees at all levels in the organization are subject to this policy. Incentive compensation subject to possible clawback or recoupment includes any cash incentive or equity compensation, vested or unvested. In general, situations that trigger a review under this policy involve behaviors or actions outside the bounds of the company’s overall risk appetite and governance structure. The Compensation Committee would make any incentive recoupment or clawback determination with respect to executive officers. Additional detail about the Recoupment and Clawback Policy can be found later in this discussion.

The Importance of Stock Ownership. A critical foundation of our executive compensation philosophy is the requirement to own Huntington common stock, which aligns management’s interests with those of shareholders. Mr. Steinour’s commitment to this principle and to the company is evidenced by his significant personal investment in Huntington. Since joining Huntington in January 2009, Mr. Steinour has purchased over 1.5 million shares of Huntington common stock in open market transactions. As of December 31, 2016, Mr. Steinour directly and indirectly owned shares of Huntington common stock equal to approximately 41X his salary, significantly exceeding our best practice 6X salary ownership guideline. Each executive officer generally has 5 years to comply with his or her requirements. In addition, executive officers are subject to a holding requirement equal to 50% of net shares received upon the exercises of a stock option or upon the release of full value awards. This amount of shares must be held until retirement or other departure from the company. See additional detail under “Stock Ownership & Holding Requirements” later in this discussion.

Consideration of “Say-on-Pay” / Shareholder Outreach. More than 95% of the votes cast for our “say-on-pay” advisory vote at the 2016 annual meeting were in favor of our executive compensation programs. We strive to continually strengthen our compensation practices based on our philosophy, market best practices and feedback received from shareholders. During 2016, we continued our shareholder outreach and held conversations with investors holding approximately 25% of our outstanding common stock. The Board and management have gained valuable insight from these interactions and will continue to seek shareholder input. Based on the “say-on-pay” vote and other feedback, the Compensation Committee has determined to maintain the essential design of our compensation program. We will continue to monitor emerging trends and best practices and seek ways to improve our compensation programs and ensure continued alignment between our pay and performance.

This Compensation Discussion & Analysis is divided into four sections:

•	Overview

•	Determination of Compensation

•	2016 Compensation Decisions

•	Other Policies and Practices

Overview

Our Business Strategy, Goals and Accomplishments

In 2009, Huntington developed a strategic plan for its core businesses, the primary objective of which was to increase market share and share of wallet in the markets we serve, while recognizing the need to create a balanced executional focus on four key constituencies: Customers, Colleagues, Communities and Shareholders. Execution of the strategy has positioned Huntington as an industry leader in growth of households and share of wallet, with further opportunities to grow market share and share of wallet.

While the financial services industry is currently being significantly impacted by the substantial effect that regulation and economic conditions have on profitability and competitive position, Huntington’s 2016 performance was strong. In 2016 we demonstrated continued progress toward achieving our long-term financial goals. We delivered positive operating leverage for the fourth consecutive year. Total revenue increased 18% over the prior year, materially aided by the acquisition of FirstMerit Corporation in August 2016. Net charge-offs remained below our long-term goal for the third consecutive year. We also executed our balance sheet optimization strategy, in which we chose to shrink the balance sheet in order to replenish our capital ratios more quickly.

2016 was a historic, and in many ways transformational, year for Huntington. We celebrated the 150th anniversary of The Huntington National Bank, proudly serving our local communities for generations. We completed the largest acquisition in our company’s history, FirstMerit Corporation. We also eclipsed two meaningful financial milestones for the first time as total assets exceeded $100 billion, and quarterly revenue exceeded $1 billion. And, we added extraordinary talent and new growth opportunities with new products.

  2016 Highlights

✓  Closing of the acquisition of FirstMerit Corporation, which added approximately $26.8 billion of total assets, $15.5 billion of total loans and leases, and $21.2 billion of total deposits

✓  Revenue growth was 18% over 2015, materially aided by the FirstMerit acquisition

✓  We achieved positive operating leverage on an adjusted basis for the fourth consecutive year

✓  Net income was up 3% over the prior year

✓  Increased cash dividends for sixth consecutive year; end-of-year dividend yield of 2.4%

✓  Return on average assets was 0.86%

✓  Return on average tangible common equity was 10.7%

✓  Efficiency ratio of 66.8%

✓  Net interest margin of 3.16%, an increase of 1 basis point

✓  Net charge offs of 0.19% of average loans and leases.

2016 Compensation Highlights

Four of the five NEOs served in their roles for the entire year and participated in our standard executive compensation program for 2016. Sandra E. Pierce joined Huntington in August 2016 following the acquisition of FirstMerit Corporation. Ms. Pierce’s compensation was determined separately and is discussed under “2016 Compensation Decisions” below.

Named Executive Officers
Stephen D. Steinour	Chairman, President and Chief Executive Officer
Howell D. McCullough III	Chief Financial Officer
Sandra E. Pierce	Private Client Group Director
Paul G. Heller	Chief Technology and Operations Officer
Helga S. Houston	Chief Risk Officer

Consistent with Huntington’s “pay for performance” philosophy, the Compensation Committee’s 2016 compensation program for executive officers emphasized performance-based compensation. Huntington’s 2016 performance against the Management Incentive Plan (MIP) metrics was 180% of target. The named executive officers participating in MIP earned annual incentive awards ranging from 181% to 196% of target. Executive officers also received long-term incentive awards in 2016 comprised of performance stock units (“PSUs”), restricted stock units (“RSUs”) and stock options, and merit-based salary increases.

2016 Key Compensation Elements
Base Salaries	Merit-based increases

Management Incentive Plan	Overall performance at 180% of target on: • Earnings per share • Return on Average Tangible Common Equity • Operating Leverage

Long-term Incentive Plan	Awarded long-term incentive grants comprised of: • PSUs (50%) • RSUs (35%) • Stock Options (15%)

The targeted direct compensation mix, below, illustrates the emphasis on variable, incentive-based compensation. Fixed compensation consists of base salaries. Variable, performance-based compensation includes our annual incentive payouts in cash and RSUs, the target value of PSUs, and the grant date fair value of stock options and RSUs.

Determination of Compensation

Philosophy and Decision-Making Process

The Compensation Committee develops and approves our executive compensation with input from our management and the independent compensation consultant. Our management provides information and may make recommendations to the Compensation Committee with respect to the amount and form of executive compensation. In addition, our CEO and CFO make recommendations to the Compensation Committee when it sets specific financial measures and goals for determining incentive compensation. Our CEO provides input and makes recommendations to the Compensation Committee regarding the performance and compensation of his direct reports, which include the NEOs. The CEO does not make recommendations to the Compensation Committee regarding his own compensation, other than requests in prior years that the Compensation Committee defer consideration of a base salary increase for him. From time to time, the Compensation Committee consults with other committees of the board and may obtain the approval of the full board of directors with respect to certain executive and director compensation matters. For additional detail, see “Procedures for Determining Executive and Director Compensation; Compensation Consultant” in the Corporate Governance section above.

We provide a balanced total compensation package, which includes both fixed and variable, performance-based elements. The use of both short-term and long-term incentives ensures that the ultimate compensation delivered is dependent upon achievement of our annual business goals, as well as delivering long-term shareholder value. Our performance and evaluation process considers company, business segment and individual performance, as well as performance relative to industry peers. Our target pay levels are designed to be competitive with market practice. Since a majority of our pay is variable and based on performance, our actual pay positioning will vary appropriately to reflect our performance.

While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation by individual, reflecting on his or her role, experience, performance, and expected contributions. Base salaries and incentive targets are the primary means for differentiating compensation opportunities to reflect executive role and scope of responsibility. For example, Mr. Steinour has a higher base salary and higher potential award opportunities due to his responsibilities as CEO. He is also held to a higher stock ownership guideline, reflecting his increased stake in our performance.

Guiding Principles
Focus on long-term shareholder alignment	A significant portion of compensation is stock-based and long-term in focus
Approach compensation in a balanced and holistic fashion	Our program includes fixed and performance-based elements, short-term and long-term performance incentives, and considers corporate, business segment, individual, and relative performance
Vary pay based on performance	Total compensation is expected to vary each year and may evolve over the long-term to reflect our performance and key objectives
Maintain an aggregate moderate-to-low risk profile	We monitor our programs, controls and governance practices for consistency with our aggregate moderate-to-low risk profile See “Risk Assessment of Incentive Plans” above
Assure appropriate positioning in the market	Our target pay levels are designed to be competitive with market practice.
Reflect internal equity	We differentiate compensation by individual, reflecting his or her role, experience, performance and expected contributions

Market Referencing

The Compensation Committee regularly reviews peer and industry information in regard to levels of compensation and performance as a competitive frame of reference. The Compensation Committee uses this information and analysis as a benchmarking reference for setting pay opportunities and making pay decisions, such as changes to base salaries, annual incentive awards and long-term incentive grants. A key source of information is a peer group of regional banks similar to Huntington in terms of size and business model. The peer banks are chosen using an objective process recommended by the independent compensation consultant and approved by the Compensation Committee. For fiscal year 2016 and in anticipation of the FirstMerit acquisition, the Compensation Committee approved two groups of peer banks. The first peer group has a frame of reference for understanding compensation levels and program design before the acquisition of FirstMerit and the second peer group was used for the same purposes following the acquisition of FirstMerit.

We re-evaluated and updated the peer group in 2016 for ongoing relevance, as we do each year. The process began with the selection of U.S. based publicly traded commercial banks considering asset size as of December 31, 2015. A number of banks within the relevant pre-acquisition asset size were eliminated due to a business model which included one or more of: international process or focus, a focus on different services, a high level of inside ownership, and off-shore headquarters. Two banks that were present in the 2015 peer group have been removed due to acquisitions: FirstMerit Corporation was acquired by Huntington in August of 2016 and First Niagara Financial Group, Inc. was acquired by KeyCorp in July of 2016. The resulting group consisted of fourteen bank holding companies; eight larger and six smaller, positioning Huntington at approximately the 50th percentile for pre-acquisition asset size. The Compensation Committee used the fourteen peers to represent the most appropriate market comparators for Huntington in terms of industry and size in the pre-acquisition landscape. The table below lists the peer banks approved by the Compensation Committee for 2016 prior to the acquisition of FirstMerit Corporation.

Pre-Acquisition Peer Banks for 2016

Associated Banc-Corp.	First Horizon National Corporation
BB&T Corporation	KeyCorp
Citizens Financial Group, Inc.	M&T Bank Corporation
Comerica Incorporated	Regions Financial Corporation
Commerce Bancshares Inc.	SunTrust Banks, Inc.
Cullen/Frost Bankers, Inc.	Synovus Financial Corp.
Fifth Third Bancorp	Zions Bancorporation

Upon Huntington’s acquisition of FirstMerit Corporation in August of 2016, the independent compensation consultant recommended that Huntington adjust its peer frame of reference to represent our post-acquisition asset size. The selection process was similar to the one developed for the pre-acquisition peer group, beginning with the selection of U.S. based publically traded commercial banks considering asset size as of August 16, 2016. A number of banks with relevant post-acquisition asset size were eliminated due to a business model which included one or more of: international process of focus, a focus on different services, a high level of inside ownership, and off-shore headquarters. Five banks that were present in the 2016 pre-acquisition peer group have been removed: Cullen/Frost Bankers, Inc., Synovus Financial Corporation, Associated Banc-Corporation, First Horizon National Corporation, and Commerce Bancshares, Inc. have been removed due to having assets below $50 billion. One bank holding company was added to the post-acquisition peer group: CIT Group Inc. The resulting group consisted of ten bank holding companies; five larger and five smaller, positioning Huntington at approximately the 50th percentile for post-acquisition asset size. The Compensation Committee used the ten peers to represent the most appropriate market comparators for Huntington in terms of industry and size in the post-acquisition landscape. The table below lists the peer banks approved by the Compensation Committee for 2016, effective upon the acquisition of FirstMerit Corporation.

Post-Acquisition Peer Banks for 2016

BB&T Corporation	KeyCorp
CIT Group Inc.	M&T Bank Corporation
Citizens Financial Group, Inc.	Regions Financial Corporation
Comerica Incorporated	SunTrust Banks, Inc.
Fifth Third Bancorp	Zions Bancorporation

The independent compensation consultant also provided the Compensation Committee with industry surveys as appropriate to supplement the peer group data. When using survey data, the information was reflective of Huntington’s size and industry. This included utilizing size adjusted comparisons representing data from companies that fell closest to our asset size. The Compensation Committee also relied on the independent compensation consultant to provide a broader industry perspective of emerging trends and best practices.

Among the peer and industry data considered in 2016 were three-year total shareholder return relative to peers, three-year relative performance in incentive measures, and realizable pay over the prior three years relative to peers. With the assistance of the independent compensation consultant, the Compensation Committee performed a pay and performance analysis in 2016 for the 2013 — 2015 period and determined that there was appropriate alignment between performance and pay. The Compensation Committee performs a pay and performance analysis on an annual basis to review the appropriateness of the company’s executive compensation program.

Compensation Components

The three primary components of executive compensation are base salary, annual incentive awards and equity-based long-term incentive awards. Benefits are a much less significant factor. The purpose and features of each component are summarized below.

Executive Compensation

Components	Purpose and Key Features
Base Salary

Set within a competitive range of market practice to attract and retain top talent.

Varies depending upon the executive’s role, performance, experience and contribution

Foundation from which incentives and other benefits are determined

Annual Incentive (Management Incentive Plan)

Motivate and reward for achieving or exceeding annual financial strategic and operational goals that ultimately support sustained long-term profitable growth and value creation

Reflect company performance on key measures, adjusted for business unit and individual performance, including risk management

Each NEO has a target opportunity expressed as a percentage of base salary reflective of the NEO’s role

Tied directly to performance in year for which reported

Awards up to target are paid in cash; any amount of annual incentive earned in excess of target is paid in the form of RSUs which vest incrementally over three years

Long-Term Incentive (Equity Grants)

Motivate and reward for delivering long-term sustained performance aligned with shareholder interests

Grants are comprised of performance share units (PSUs), time-based restricted stock units (RSUs) and stock options

Awards based on multiple factors, including competitive market data, business segment performance, individual performance and historical equity grants

Benefits

Same broad-based benefit programs generally available to all employees

A limited number of additional benefits are offered targeted to be within typical market practice and as needed to attract and retain executive talent

2016 Compensation Decisions

Timing of Compensation Decisions

In February of each year, the Compensation Committee approves annual incentive awards which are tied directly to prior year performance. These awards are based on metrics chosen by the Compensation Committee the preceding February. During the second quarter of the year, the Compensation Committee makes decisions with respect to base salary adjustments and equity-based long-term incentive based on performance and on other factors discussed below. With respect to the incentive compensation amounts reported for 2016 in the Summary Compensation Table:

•	Annual incentives determined in February 2017 based on 2016 performance are reported under the “Non-Equity Incentive Plan” column.

•	Long-term incentives granted on May 1, 2016 are based on a multi-faceted approach that includes company and individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards and the market-based framework the independent consultant developed. These awards are reported under the columns “Stock Awards” and “Option Awards”.

The following discussion of compensation decisions with respect to base salary adjustments, annual incentive awards under MIP and annual equity grants below is applicable to each of the NEOs other than Sandra E. Pierce. Ms. Pierce joined Huntington in August 2016 upon Huntington’s acquisition of FirstMerit Corporation, as Private Client Group Director, Regional Banking Director and Senior Executive Vice President of the Huntington National Bank. Much of Ms. Pierce’s compensation was paid pursuant to the retention letter negotiated with her in connection with the transaction and Huntington’s decision to retain her, and is discussed under “Compensation Decisions” below. A portion of Ms. Pierce’s compensation was determined by FirstMerit Corporation prior to the acquisition by Huntington.

Base Salary

Each of the NEOs then serving received a merit-based salary increase effective May 1, 2016. The increase for the CEO was equal to 10% of base salary, and the increases for the other NEOs ranged from 3.8% to 6.1%. The increase for the CEO was the first since his hire in 2009; for several years after joining the company, the CEO expressed a desire to not be considered for a base salary increase, which was honored by the Compensation Committee. All salary increases were market competitive.

Annual Incentive Award

Huntington’s annual incentive awards under the Management Incentive Plan reflect company performance on key short-term measures, adjusted in the discretion of the CEO and the Compensation Committee, for business segment and individual performance. The Compensation Committee considers the appropriate corporate performance metrics for each year.

The metrics for 2016 were determined by the Compensation Committee to be earnings per share, return on tangible common equity, and operating leverage, which were the same metrics selected for 2015. These performance metrics were chosen from among the list of available criteria under MIP and represented key short-term strategic areas of focus intended to support long-term success. The choice of metrics also reflected a balanced approach to measuring success. The metric of operating leverage ensures that our incentives are aligned with our commitment to shareholders to grow revenue faster than expenses. Return on tangible common equity (ROTCE) was chosen due to the strong correlation of higher ROTCE to higher market price-to-tangible book value (P/TBV) valuations for the common stocks of publicly-traded bank holding companies.

Each executive has an annual target incentive opportunity expressed as a percentage of his or her base salary. The specific threshold, target and maximum opportunity for each executive is reflective of the executive’s role and competitive market practice. For 2016, the CEO’s target incentive was equal to 125% of his base salary. For the other participating NEOs, the 2016 MIP target was equal to 80% of base salary.

Company Performance. For each metric the Compensation Committee determined a threshold, target, and maximum level of achievement based on the company’s operating plan for 2016. MIP allows for awards to be earned under each plan criterion, independent of the other criteria. We interpolate between the threshold, target, and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. In determining whether a performance goal has been met, the Committee will include or exclude “extraordinary events” or any other objective events or occurrences, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the Committee retains the discretion to reduce or eliminate an award that would otherwise be paid to any participant based on the Committee’s evaluation of such events or other factors. Awards may be paid only after the Compensation Committee has certified in writing that the performance goals have been met.

In addition, the 2016 cycle of MIP included an individual funding mechanism for each of the participating NEOs, excluding the CFO, equal to a maximum of 0.5% of net income for the CEO and a maximum of 0.2% of net income for the other participating NEOs. No awards would have been paid to these select NEOs if positive net income had not been achieved for 2016.

The company’s 2016 performance was reviewed in accordance with the MIP and certified by the Compensation Committee in February 2017. Excluding significant items, actual performance against the EPS goal was above target, and actual performance against the ROTCE and Operating Leverage goals exceeded the maximum.

The table below provides the schedule of metrics and goals that the Compensation Committee approved for 2016, along with the company’s performance.

Metric	Weight	Threshold	Target	Maximum	2016 Performance	Calculated Performance Factor
EPS	30%	$0.78	$0.87	$0.95	$0.910	133%
ROTCE	30%	11.50%	12.50%	13.50%	13.72%	200%
Operating Leverage	40%	0.1%	0.5%	1.7%	4.65%	200%
% of Target	100%					180%

Adjustments for Individual Performance. The final award for the CEO may be adjusted for his individual performance at the discretion of the Compensation Committee. Due to limits for deducting compensation expenses under Internal Revenue Code Section 162(m), the award for the CEO could have been adjusted downward or upward within the overall parameters of MIP, but not increased above the individual funding factor of 0.5% of net income (approximately $3,426,000). Final awards for the other NEOs may be adjusted, at the discretion of the CEO and the Compensation Committee, for business segment and individual performance. Due to limits for deducting compensation expenses under Internal Revenue Code Section 162(m), awards for Mr. Heller, and Ms. Houston could have been adjusted downward or upward within the overall parameters of MIP, but not increased above the individual funding factor of 0.2% of net income (approximately $1,370,000). As the position of CFO is not a “covered officer” under Internal Revenue Code Section 162(m), the award for Mr. McCullough was not subject to a cap other than the $7,500,000 limit for any award granted under the terms of the plan. The portion of each award that exceeded target was converted and paid in RSUs based on the closing price of a share of common stock on the grant date. Final awards for the NEOs are discussed below under “Compensation of the Named Executive Officers”.

Long-Term Incentive Compensation

Determining LTI Grant Value. The Compensation Committee engaged the independent compensation consultant to develop long-term incentive award ranges based on competitive market practice to serve as guidelines for annual grants. In addition to these guidelines, when determining award ranges for individual executive officers, the Compensation Committee considers the impact on potential total compensation. Award opportunities are within a range defined by a low to high percentage of base salary to allow for awards to vary in order to reflect individual performance. These ranges are exclusive of RSUs paid as a portion of MIP.

Value Range for Potential Equity Grants
CEO	162.5% to 650% of base salary
CFO	107.5% to 430% of base salary
Other Participating NEOs	80% to 320% of base salary

LTI Grant Vehicles. For the 2016 grants, management proposed, and the Compensation Committee approved the strategy set forth below. All equity vehicles are subject to our Share Ownership and Share Holding Policy provisions for the executive leadership team: 50% of net shares released upon vesting or exercise are required to be held to retirement or other departure from the company.

2016 Long-Term Incentive Program Highlights
Vehicle	% of Total LTI Value	Key Design Features

Performance Share Units	50%

•     Performance Measurement Period: 3 years

•     Performance Measures:

¡     Relative Adjusted Return on Tangible Common Equity (ROTCE,
50% weighting)

¡     Relative Total Shareholder Return (TSR, 50% weighting)

•     Share Payout Range: 0 — 150% of target

Restricted Stock Units	35%	• Vesting: 50% in year 3 and 50% in year 4

Stock Options	15%	• Vesting: 4 year annual pro-rata • Option Term: 10 years

Design of PSUs. With assistance from the independent consultant, the Compensation Committee selected the same two metrics for the PSUs granted in 2016 as used in 2015: return on tangible common equity (ROTCE) and TSR. For the 2016 grant, the goals for both metrics are relative to the performance of peers in order to alleviate goal setting challenges due to the then-pending acquisition of FirstMerit Corporation. The company believes ROTCE and TSR are key factors to long-term value creation. There is a strong correlation of higher ROTCEs to higher market price-to-tangible book value (P/TBV) valuations for the common stock of publicly-traded bank holding companies. TSR aligns long-term incentive compensation to value created for our shareholders.

As reflected in the table below, the Compensation Committee determined a threshold, target and maximum level of achievement for the three-year performance cycle. In calculating performance to determine whether a performance goal has been achieved, the Compensation Committee will adjust for Extraordinary Events as defined in the 2015 Long-Term Incentive Plan.

PSU Metric	Threshold Percentile	Target Percentile	Maximum Percentile
Relative TSR	35th	50th	65th
Relative ROTCE	35th	50th	65th

TSR will be measured over the length of the cycle, from January 1, 2016 to December 31, 2018. ROTCE results are measured annually, adjusted for extraordinary items, and averaged using year-end reported amounts. The range of potential payouts, 0% to 150% of the target number of share units, was consistent with the design of PSUs awarded in the prior year, and determined to be within competitive market practice, and reasonable from an annual share run rate and dilution perspective.

Determination of individual LTI Grants. The Compensation Committee independently evaluated the CEO’s performance for the purpose of determining a 2016 long-term incentive award and assessed the competitive pay positioning that would result from the awards to be consistent with our pay-for-performance philosophy.

In determining award values for the other NEOs, the Compensation Committee considered the CEO’s performance assessments for each NEO, as well as additional input from the CEO, and the market guidelines provided by the consultant. Consistent with the company’s philosophy, the chief executive officer’s evaluation was based on a holistic approach that included individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards and the market-based framework the independent consultant developed. The key factors included in the evaluation of each NEO are discussed under “Compensation Decisions for each Named Executive Officer” below. The Compensation Committee approved awards in 2016 for the NEOs, excluding the chief executive officer, as recommended by the CEO. Ms. Pierce received an equity retention award granted to her by Huntington pursuant to the retention letter between Ms. Pierce and Huntington.

Compensation Decisions for each Named Executive Officer

When considering base salary increases, adjusting MIP awards for business segment and individual performance, and determining the grant-date value of long-term incentive compensation awards, the CEO and Compensation Committee considered the performance of each executive under the following common factors:

Common Performance Factors:	• financial and operating results
• strategic planning and implementation
• risk management and key metrics
• organization/colleagues
• continuous improvement
• community/stakeholder relations.

Further, the Compensation Committee differentiated compensation for the NEOs other than the CEO by taking into consideration the CEO’s evaluation of each executive’s performance, role and relative contribution to overall company performance. Although there were no predetermined quantifiable goals against which business unit and individual performance were evaluated independently for purposes of determining compensation, highlights of the specific 2016 individual and business unit performance considered by the Compensation Committee for each NEO are set forth below.

Stephen D. Steinour, CEO. In determining appropriate compensation for the CEO, the Compensation Committee considered Mr. Steinour’s outstanding leadership in 2016, including the following significant accomplishments:

•	2016 was a historic and transformational year for Huntington

¡	150th Anniversary

¡	Completed largest acquisition in company history

¡	Exceeded $100 billion in assets for the first time

¡	Exceeded $1 billion in quarterly revenue for the first time

¡	Grew core loan portfolio and deposits

•	FirstMerit acquisition

¡	Strategically compelling acquisition, significantly improving our scale and providing geographic diversification

¡	Financially compelling acquisition, which is expected to accelerate our ability to achieve long-term financial goals

¡	Received regulatory approval and closed acquisition ahead of initial expectations

¡	Successfully completed required divestiture

¡	Completed new organizational structure, initial onboarding, and training and retained selected executives and employees of FirstMerit

¡	Made significant progress with integration of FirstMerit into Huntington

•	Significantly contributed to the financial performance results which were materially aided by the acquisition of FirstMerit Corporation

¡	Delivered revenue growth of 18% year-over-year, exceeding our long-term financial goal of 4% — 6%

¡	Increased average core deposits 18% year-over-year

¡	Increased average total loans and leases 18% year-over-year

¡	Delivered positive operating leverage (on an adjusted, non-GAAP basis) for the fourth consecutive year, consistent with our long-term financial goal of annual positive operating leverage

¡	NCOs of 0.19%, exceeding our long-term financial goal of 0.35% — 0.55%

•	Successfully completed balance sheet optimization strategy to strengthen the company’s capital position following the completion of the acquisition of FirstMerit Corporation

Stephen D. Steinour — 2016 Compensation Decisions
Base Salary Increase	10%
MIP Award	$2,400,000, equal to 226% of base salary
LTI	$4,850,000, equal to 485% of base salary

Howell D. “Mac” McCullough, Chief Financial Officer. The Compensation Committee, in determining appropriate compensation for Mr. McCullough, considered the following significant 2016 accomplishments:

•	2016 was a historic and transformational year for Huntington

¡	150th Anniversary

¡	Completed largest acquisition in company history

¡	Exceeded $100 billion in assets for the first time

¡	Exceeded $1 billion in quarterly revenue for the first time

•	Significantly contributed to the successful acquisition and integration of FirstMerit Corporation

¡	Strategically compelling acquisition, significantly improving our scale and providing geographic diversification

¡	Financially compelling acquisition, which is expected to accelerate our ability to achieve long-term financial goals

¡	Led the acquisition due diligence and financial planning process

¡	Successfully completed required divestiture

¡	As co-chair of integration and conversion, made significant progress with integration of FirstMerit into Huntington

•	Significantly contributed to the financial performance results which were materially aided by the acquisition of FirstMerit Corporation.

¡	Delivered revenue growth of 18% year-over-year, exceeding our long-term financial goal of 4% —6%

¡	Increased average core deposits 18% year-over-year

¡	Increased average total loans and leases 18% year-over-year

¡	Delivered positive operating leverage (on an adjusted, non-GAAP basis) for the fourth consecutive year, consistent with our long-term financial goal of annual positive operating leverage

•	Provided strong strategic leadership, with a focus on strategic execution

•	Provided strong leadership, direction and execution around revenue opportunities

•	Successfully completed balance sheet optimization strategy

•	Provided strong leadership and direction in the capital planning and CCAR submission

•	Continued to add experience and depth to the Finance Leadership Team

Howell D. “Mac” McCullough — 2016 Compensation Decisions
Base Salary Increase	6.1%
MIP Award	$900,000 equal to 151% of base salary
LTI	$1,200,000, equal to 208.7% of base salary

Sandra E. Pierce, Private Client Group Director. Ms. Pierce joined Huntington as Private Client Group Director, Regional Banking Director and Senior Executive Vice President of The Huntington National Bank, effective upon the completion of the acquisition of FirstMerit Corporation in August 2016. Ms. Pierce previously served as Vice Chairman of FirstMerit Corporation and as Chairman and CEO of FirstMerit Michigan. In connection with Ms. Pierce’s joining Huntington upon the completion of the merger, the Compensation Committee entered into a retention letter with Ms. Pierce which provides for a base salary equal to $594,104 subject to adjustment in accordance with the policies as in effect from time to time. In addition, the retention letter approved by the Compensation Committee provides for several payments to compensate Ms. Pierce for certain payments and benefits to which she would have been entitled under her change-in-control agreement with FirstMerit upon a qualifying termination of employment during the 30 month period following the change-in-control. These payments consisted of (i) a cash retention bonus credited or to be credited to Ms. Pierce’s account under Huntington’s Executive Deferred Compensation Plan, which is fully vested and will be paid to Ms. Pierce upon any termination of her employment that constitutes a “Separation of Service” under Section 409A of the tax code and (ii) an equity retention grant, in the form of an RSU award, credited or to be credited to Ms. Pierce’s account under Huntington’s Executive Deferred Compensation Plan, and (iii) a cash credit to Ms. Pierce’s account under the 2008 FirstMerit Corporation Supplemental Executive Retirement Plan.

Prior to the completion of Huntington’s acquisition of FirstMerit Corporation, Ms. Pierce participated in FirstMerit’s 2013 Annual Incentive Plan pursuant to which she was eligible to receive a cash bonus based on FirstMerit’s performance and her individual performance during 2016. In accordance with the terms of the merger agreement between Huntington and FirstMerit Corporation, immediately prior to the completion of Huntington’s acquisition of FirstMerit, FirstMerit determined Ms. Pierce’s annual bonus for 2016 based on performance through the date of the closing, and annualized for the full year, in an amount equal to $805,949. In February 2017, the Compensation Committee awarded Ms. Pierce an additional bonus of $44,051 in respect of her performance with Huntington following the merger.

Sandra E. Pierce — 2016 Compensation Decisions
Base Salary	$594,104
Annual Incentive Award	$850,000
Credit to 2008 FirstMerit Corporation Supplemental Executive Retirement Plan	$350,013
Cash Retention Bonus Credited to Executive Deferred Compensation Plan	$1,750,068
RSU Retention Bonus to be Credited to Executive Deferred Compensation Plan upon Vesting (grant date value)	$1,750,065

Paul G. Heller, Chief Technology & Operations Officer, and executive in charge of Home Lending and the Phone Bank. The Compensation Committee in determining appropriate compensation for Mr. Heller considered the following significant 2016 accomplishments:

•	Home Lending improved to $18 million net profit in 2016 vs. $7 million net loss in 2015

•	Home lending total revenues increased 8% year-over-year

•	Home lending delivered positive operating leverage

•	As co-chair of integration and conversion, provided strong leadership and management to the FirstMerit merger and integration, as well as in the planning and preparation for the equipment, facilities and systems conversions to occur in the first quarter 2017

•	Successfully completed the Huntington Technology Finance conversion

•	Successfully executed on the accelerated digital delivery plan

•	Implemented increased efforts around cyber-security

Paul G. Heller — 2016 Compensation Decisions
Base Salary Increase	4.3%
MIP Award	$875,000, equal to 148% of base salary
LTI	$1,200,000, equal to 208.7% of base salary

Helga Houston, Chief Risk Officer. The Compensation Committee, in determining appropriate compensation for Ms. Houston, considered the following significant 2016 accomplishments:

•	Provided strong leadership and direction to drive the collective efforts of the organization to ensure adherence to the company’s stated risk appetite, including through the acquisition and integration of FirstMerit Corporation, and to further institutionalize the company’s risk culture

•	Provided strong leadership over the company’s capital planning process, including successful filing of the company’s annual capital plan

•	Established enhanced framework to deliver on community lending and investment commitments

•	Enhanced focus on operational risk controls, including information security enhancements

•	Net charge-offs of 0.19%, exceeding our long-term financial goal of 0.35% — 0.55%

•	Ensured critical program delivery across all risk pillars, including compliance, market, liquidity and operational risk

•	Named one of the “Top 25 Women Most Powerful Women in Banking” by American Banker

Helga Houston — 2016 Compensation Decisions
Base Salary Increase	3.8%
MIP Award	$850,000, equal to 157% of base salary
LTI	$1,050,000, equal to 198.1% of base salary

Recently Completed PSU Performance Cycles

2014 — 2016 Cycle. December 31, 2016 marked the end of the three-year performance cycle for PSU awards granted in 2014. The Compensation Committee expects to certify the results and determine the final values for these PSU awards in April 2017. The metrics for this cycle were relative return on assets targeted at the 50th percentile performance for the selected peer group, efficiency ratio targeted at 61% for the three years, and absolute revenue growth targeted at 3.0% annualized over the three years, all adjusted for significant items. During the period January 1, 2014 through December 31, 2016, absolute efficiency ratio was between threshold and target performance and absolute revenue growth was above maximum performance. Our performance against the relative return on assets metric has not yet been determined.

2013 — 2015 Cycle. In April 2016, the Compensation Committee determined the final award values for the PSU awards granted in 2013, which had a three-year performance cycle that ended on December 31, 2015. These awards were paid in shares of stock reported on a Form 4 report filed for each participating executive officer. The metrics for this cycle were relative return on assets targeted at the 50th percentile performance for the selected peer group, efficiency ratio targeted at 61.5% for the three years, and absolute revenue growth targeted at 3.0% annualized over the three years, all unadjusted for significant items. During the period January 1, 2013 through December 31, 2015, relative return on assets exceeded target performance, absolute revenue growth was less than target, and the efficiency ratio was higher (worse) than target. Final awards were equal to 85% of target.

Other Policies & Practices

Benefits

Executive officers participate in the same broad-based benefit programs generally available to all employees. A limited number of additional benefits are offered to executive officers and certain other officers and are designed to represent a modest portion of total compensation. Following is a list of the additional benefits and compensation elements offered to executive officers during 2016.

Supplemental Savings: The NEOs are eligible to participate in a supplemental defined contribution plan. This plan is further discussed following the Non-Qualified Deferred Compensation 2016 table below.

Deferred Compensation: Our Executive Deferred Compensation Plan, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock to a time when taxes may be at a more personally beneficial rate and / or to save for long-term financial needs. This plan is discussed in more detail following the Non-Qualified Deferred Compensation 2016 table below.

Perquisites: A very limited number of perquisites are utilized at Huntington; they represent a small component of compensation and are not intended to be performance-based. We offer an incurred expense reimbursement allowance for tax and financial planning to our NEOs, up to 2% of base salary per year. For the chief executive officer, we provide security monitoring of his personal residence, and for efficiency and security, use of our cars and drivers and occasional use of a corporate aircraft to which the company has access. All personal use of the corporate aircraft is in accordance with Huntington’s Aircraft Usage Policy. We also provide relocation benefits to senior level employees to facilitate transition to their new locations.

Employment Agreement: Only one executive officer, the CEO, has an employment agreement with us, which was renewed effective December 31, 2016. The employment agreement is described under “Mr. Steinour’s Employment Agreement” below.

Severance Arrangements: Huntington has change-in-control agreements, referred to as Executive Agreements, with our NEOs. The objectives of the Executive Agreements are to provide severance protections for the NEOs in the event of a qualifying termination of employment in connection with a change-in-control of Huntington and to encourage their continued employment in the event of any actual or threatened change-in-control of Huntington. The Executive Agreements are further described under “Potential Payments upon Termination or Change in Control” below.

Frozen Supplemental Pension: NEOs who are participants in the frozen pension plan (frozen on December 31, 2013) are participants in a supplemental defined benefit plan that was also frozen on the same date. This plan is further discussed under the Pension Benefits 2016 table, below.

Stock Ownership & Holding Requirements

The Compensation Committee first established stock ownership requirements, expressed as a number of shares, for executive officers in 2006. Effective January 1, 2016, the Compensation Committee adopted a value-based approach pursuant to which executives are required to meet and maintain a dollar value of ownership based on a multiple of current salary rather than a prescribed number of shares. This will provide a consistent measure for all executives without regard to the date an executive becomes subject to the requirements and reduces the impact of stock price fluctuations. Ownership levels are evaluated annually based on then current stock prices. The executive’s current base salary will be multiplied by his or her assigned multiple and compared to current holdings, valued based on a 30-day average closing stock price. After becoming subject to the guidelines, executives generally have five years to meet their ownership levels. Thereafter, executives must continue to meet their requirements on an on-going basis. Executive officers continue to be subject to a holding requirement equal to 50% of net shares received upon the exercises of a stock option or upon the release of full value awards. This amount of shares must be held until retirement or other departure from the company. The Compensation Committee may permit a discretionary hardship exemption from the ownership and / or holding requirements, on a case-by-case basis.

The ownership requirement and level of compliance as of December 31, 2016, for each NEO are set forth in the table below.

Executive	Multiple	Compliance Date (1)	Ownership Guideline ($)	Shares Owned as of December 31, 2016 (#)	Market Value of Shares Owned($) (2)
Steinour	6X	December 31, 2015	6,600,000	3,431,546	$45,365,038
McCullough	3X	April 9, 2019	1,830,000	140,486	1,857,225
Pierce	3X	August 16, 2021	1,782,312	173,388	2,292,189
Heller	3X	October 29, 2017	1,800,000	192,955	2,550,865
Houston	3X	September 6, 2018	1,650,000	180,538	2,386,712

(1)	Executive officers generally have five years to meet their ownership levels. During 2016, the Compensation Committee increased Ms. Houston’s multiple from 2X to 3X and granted her an additional two years to attain the greater ownership level.

(2)	Value is based on the closing price of a share of Huntington common stock on December 30, 2016 ($13.22).

Hedging & Pledging Policies

The Compensation Committee has a policy prohibiting Huntington’s executive officers from hedging their ownership of Huntington stock, as this would be inconsistent with the goals of the compensation program. Prohibited hedging activity includes trading in financial instruments designed to hedge or offset any decrease in the market value of Huntington stock. These financial instruments include prepaid variable forward contracts, equity swaps, collars and exchange funds.

In addition, executive officers and directors are generally discouraged from pledging their Huntington securities, however they may pledge shares owned in excess of stock ownership guidelines with the consent of the General Counsel. Any such request, along with the General Counsel’s response, must be communicated to the Compensation Committee. None of Huntington’s executive officers or directors currently has shares of Huntington stock pledged.

Annual Long-Term Incentive Award Grant Practices

The Compensation Committee may designate a grant date effective following the date of the committee action. This practice is followed in the event the trading window is closed pursuant to the company’s trading policies on the date the committee acts. Since 2012 we have granted our annual long-term incentive awards effective May 1. The exercise price for each stock option award is equal to the fair market value of a share of common stock on the grant date. Under the company’s stock plan, fair market value is generally defined as the closing price on the applicable date. We have never repriced stock options.

Recoupment / Clawback Policies

Our Recoupment / Clawback Policy is a tool for recoupment or clawback of incentive compensation in appropriate situations to the extent permitted (or required) by law and by the company’s plans, policies and agreements. Incentive Compensation subject to possible clawback or recoupment includes:

(a)	any bonus or other cash incentive payment, including commissions, previously paid or payable, and

(b)	any equity compensation, vested or unvested (including without limitation, performance shares and performance share units, restricted stock and restricted stock units, and stock options), and net proceeds of any exercised or vested equity awards.

In general, situations that trigger a review under this policy involve behaviors or actions outside the bounds of the company’s overall risk appetite and governance structure. In determining whether to require reimbursement or forfeiture of an executive officer’s incentive compensation, the Compensation Committee shall take into account such considerations as it deems appropriate, such as the extent to which the employee’s actions or inactions were in violation of the code of conduct; whether the action or inaction could reasonably be expected to cause financial or reputational harm to the company; the egregiousness of the conduct; the tax consequences to the affected employee; and other factors as the Committee deems appropriate under the circumstances. For employees who are not executive officers, the decision to recoup or clawback incentive compensation is made by the CEO jointly with the Chief Human Resources Officer.

Specific provisions apply in the event of a financial restatement. If it is determined by the board of directors that gross negligence, intentional misconduct or fraud by an employee or former employee caused or partially caused the company to have to restate all or a portion of its financial statements, the board, in its sole discretion, may, to the extent permitted by law and the company’s benefit plans, policies and agreements, and to the extent it determined in its sole judgment that it is in the best interests of the company to do so, require repayment of a portion or all of any Incentive Compensation if (1) the amount or vesting of the Incentive Compensation was calculated based upon, or contingent on, the achievement of financial or operating results that were the subject of or affected by the restatement; and (2) the amount or vesting of the Incentive Compensation would have been less had the financial statements been correct.

Further, pursuant to Section 954 of the Dodd-Frank Act, if the company is required to restate any of its financial statements because of a material financial reporting violation, the company shall recover the amount in excess of the incentive compensation payable under the company’s restated financial statements, or such other amount required under the Dodd-Frank Act or any other applicable law or policy. The company shall recover this amount from any current or former employee who received incentive compensation during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act.

In addition, we have included clawback provisions in incentive plans for executive officers and for all employees. For NEOs our recoupment and clawback policies include the following:

•	Stock Plans. We also have forfeiture and recoupment provisions in the 2015 Long-Term Incentive Plan specific to awards under these plans. Except following a change in control event, should the Compensation Committee determine that a participant has committed a serious breach of conduct or has solicited or taken away customers or potential customers with whom the participant had contact during the participant’s employment with us, the Compensation Committee may terminate any outstanding award, in whole or in part, whether or not yet vested. If such conduct or activity occurs within three years following the exercise or payment of an award, the Compensation Committee may require the participant or former participant to repay to us any gain realized or payment received upon exercise or payment of such award. A serious breach of conduct includes, without limitation, any conduct prejudicial to or in conflict with Huntington or any securities law violations including any violations under the Sarbanes-Oxley Act of 2002. In addition, awards may be forfeited upon termination of employment for cause.

•	Annual Incentive Plan. The Management Incentive Plan provides that if Huntington is required to restate any of its financial statements because of a material financial reporting violation, Huntington will recover the amount in excess of the award payable under Huntington’s restated financial statements, or such other amount required under the Dodd-Frank Act. In addition, if the Compensation Committee determines that a participant took unnecessary or excessive risk, manipulated earnings, or engaged in any misconduct described in our Recoupment Policy, the Committee may terminate the participant’s participation in the plan and require repayment of any amount previously paid in accordance with the Recoupment Policy, any other applicable policies and any other applicable laws and regulations.

Section 954 of Dodd-Frank requires new listing standards related to recovery of executive compensation. The board of directors will review its recoupment policies in light of these new standards when they are adopted by NASDAQ, and as other rules and best practices develop.

Tax & Accounting Considerations

We have worked to balance our compensation philosophy with the goal of achieving maximum deductibility under Internal Revenue Code Section 162(m). Our Management Incentive Plan and our 2015 Long-Term Incentive Plan have been structured so that awards under these plans for “covered officers” may qualify as performance-based compensation deductible for federal income tax purposes under Internal Revenue Code Section 162(m). The Compensation Committee has also reserved the right, however, with respect to any award or awards, to determine that compliance with Code Section 162(m) is not desired after consideration of the goals of Huntington’s executive compensation philosophy and whether it is in the best interests of Huntington to have such award so qualified. Huntington also takes into consideration Internal Revenue Code Section 409A with respect to non-qualified deferred compensation programs, and ASC 718, “Compensation — Stock Compensation” in administering its equity compensation program.

Compensation Tables

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, 2016, to our principal executive officer, principal financial officer, and the three other most highly compensated executive officers serving at the end of 2016.

Summary Compensation 2016
Name and Principal Position (1)	Year	Salary	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (6)	All Other Compen- sation (7)	Total (8)
Stephen D. Steinour
Chairman, President and CEO	2016	1,061,538	—	4,122,487	726,124	2,400,000	54,953	566,510	8,931,612
	2015	1,000,000	—	4,037,478	712,499	1,650,000	—	430,325	7,830,302
	2014	1,000,000	—	3,824,996	675,014	1,444,300	236,865	317,434	7,498,609
Howell D. McCullough III
Chief Financial Officer and Senior Executive Vice President	2016	596,538	—	1,019,993	179,659	900,000	—	55,326	2,751,516
	2015	565,385	200,000	934,994	164,999	675,000	—	71,032	2,611,410
	2014	389,423	300,000	2,222,488	870,573	600,000	—	17,749	4,400,233
Sandra E. Pierce
Private Client Group Director	2016	222,789	850,000	1,750,065	—	—	—	2,112,954	4,935,808
Paul G. Heller
Chief Technology & Operations Officer, Senior Executive Vice President	2016	590,385	—	1,019,993	179,659	875,000	—	76,272	2,741,309
	2015	565,385	—	934,994	164,999	630,000	—	85,252	2,380,630
	2014	525,000	—	934,986	165,003	570,000	—	24,323	2,219,312
Helga S. Houston
Chief Risk Officer and Senior Executive Vice President	2016	542,308	—	892,483	157,201	850,000	—	79,861	2,521,853
	2015	518,462	—	849,986	149,998	575,000	—	60,005	2,153,451
	2014	488,333	—	807,484	142,503	535,000	—	30,626	2,003,946

(1)	Mr. Steinour also serves as Chairman, President and Chief Executive Officer of The Huntington National Bank. Ms. Pierce joined Huntington as Private Client Group Director and Senior Executive Vice President of The Huntington National Bank, effective upon the acquisition of FirstMerit Corporation in August 2016. She also serves as Regional Banking Director. Mr. Heller is also responsible for Home Lending and the Phone Bank.

(2)	In accordance with the terms of the merger agreement between Huntington and FirstMerit Corporation, Ms. Pierce received an annual cash incentive award in the amount $805,949 based on FirstMerit’s performance against the goals established by FirstMerit for 2016, measured as of the acquisition date and annualized for the full year. In addition, in February 2017, the Compensation Committee approved a supplemental cash incentive payment of $44,051 in recognition of her performance with Huntington following the merger.

(3)	The amounts in this column are the grant date fair values of awards of restricted stock units and performance share units determined for accounting purposes in accordance with FASB ASC Topic 718. The performance share units are valued at target. The assumptions made in the valuation are discussed in Note 15 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2016. These awards were granted on May 1, 2016, with the exception of the retention award which was granted on August 16, 2016 pursuant to the retention letter entered into between Huntington and Ms. Pierce.

	Time-Vesting RSUs	Performance- Based PSUs (Target)	Total Stock Awards
Stephen D. Steinour	$1,697,494	$2,424,993	$4,122,487
Howell D. McCullough III	419,995	599,998	1,019,993
Sandra E. Pierce	1,750,065	—	1,750,065
Paul G. Heller	419,995	599,998	1,019,993
Helga S. Houston	367,492	524,991	892,483

The grant date value of the performance share units assuming the highest level of performance is set forth below.

Dollar Value of Performance Share Units at Maximum Performance
Stephen D. Steinour	$3,637,490
Howell D. McCullough III	899,998
Sandra E. Pierce	—
Paul G. Heller	899,998
Helga S. Houston	787,487

(4)	The amounts in this column are the grant date fair values of awards of stock options determined for accounting purposes in accordance with FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 15 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for the year ended December 31, 2016.

Risk-Free Interest Rate	1.63%
Expected Volatility	30%
Expected Term	6.5 years
Expected Dividend Yield	3.18%

(5)	The amounts in this column are the dollar value of annual incentive awards earned under the Management Incentive Plan for 2016. These awards were paid in cash up to the target award amount; any amount earned in excess of target was paid in RSUs which vest in three equal annual increments from the date of grant. The number of RSUs was determined by dividing the portion of the award in excess of target by $14.12, the closing price of a share of Huntington common stock on the grant date, February 14, 2017, rounded down to the nearest whole share.

	2016 MIP Award Value	Amount Paid in Cash	Amount Paid in RSUs	Number of RSUs
Stephen D. Steinour	2,400,000	1,326,923	1,073,077	75,996
Howell D. McCullough III	900,000	477,231	422,769	29,941
Sandra E. Pierce	0	0	0	0
Paul G. Heller	875,000	472,308	402,692	28,519
Helga S. Houston	850,000	433,846	416,154	29,472

(6)	The amounts in this column represent the change in the actuarial present value of accumulated benefit from December 31, 2015 to December 31, 2016, under two defined benefit pension plans: the Retirement Plan and the Supplemental Retirement Income Plan, referred to as the SRIP. These plans were closed to new hires after December 31, 2009 and were frozen as of December 31, 2013. Benefits are based on levels of compensation and years of credited service as of December 31, 2013. The valuation method used to determine the present values, and all material assumptions applied, are discussed in Note 16 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2016. The change in present value for each NEO under each plan is detailed below. Mr. McCullough, Ms. Pierce, Mr. Heller and Ms. Houston are not eligible to participate in these plans as they were hired after participation was closed to new hires. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2016 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present Value Retirement Plan	Change in Present Value SRIP	Total Change in Present Value
Stephen D. Steinour	$5,364	$49,589	$54,953
Howell D. McCullough III	N/A	N/A	N/A
Sandra E. Pierce	N/A	N/A	N/A
Paul G. Heller	N/A	N/A	N/A
Helga S. Houston	N/A	N/A	N/A

(7)	All other compensation as reported in this column includes: our contributions to the Huntington Investment and Tax Savings Plan, a defined contribution (401(k)) plan, referred to as the 401(k) Plan, our Supplemental Stock Purchase and Tax Savings Plan and Trust, and for Ms. Pierce, our contributions to the 2008 FirstMerit Corporation Supplemental Executive Retirement Plan ($350,013) and the Huntington Executive Deferred Compensation Plan ($1,750,068); perquisites and personal benefits valued at incremental cost to us; premiums for group term life insurance; and dividends paid on vesting of previously awarded RSUs. These amounts are detailed below.

	Amounts Contributed to 401(k) Plan ($)	Amounts Contributed to Supplemental Plan ($)	Other Amounts Contributed to Defined Contribution Plans ($)	Perquisites and Personal Benefits ($)	Group Term Life Insurance ($)	Dividends Paid Upon Vesting Event ($)	Total All Other Compensation ($)
Steinour	13,250	33,231	—	274,469	614	244,946	566,510
McCullough	13,250	15,900	—	—	614	25,562	55,326
Pierce	12,828	0	2,100,081	0	45	—	2,112,954
Heller	13,250	0	—	12,160	614	50,248	76,272
Houston	13,250	11,000	—	0	614	54,997	79,861

The amounts contributed to the 401(k) Plan include a profit sharing contribution earned for 2016 equal to 1% of base salary subject to IRS limits on compensation that may be taken into account. In the ordinary course of business, Huntington maintains two automobiles and has access to a corporate aircraft as needed to provide efficient and secure business transportation for senior management. When it is not otherwise needed for business travel, a corporate aircraft may be available to Mr. Steinour for personal usage given the constraints of commercial flight arrangements, en route work requirements, travel or work schedules or other circumstances burdensome on time and the potential security risks for the company. The incremental cost to Huntington for personal use of a plane by Mr. Steinour during 2016 was based on an hourly rate and totaled $243,334, consisting of charges for crew, landing and parking, fuel and oil, radio maintenance and repairs, supplies, and outside services. For efficiency and security Mr. Steinour is also permitted personal use of the automobiles, driven by Huntington security personnel, including for commuting, which permits him to work while traveling. The incremental cost of this usage to Huntington for 2016 was based on a rate per mile for fuel and maintenance and overtime costs for the drivers. Other perquisites and personal benefits for Mr. Steinour consisted of financial planning ($21,635) and security monitoring of his personal residence. Mr. Heller’s perquisites consisted of financial planning ($12,000) and partial reimbursement for use of a personal mobile device (which benefit has been discontinued). Perquisites and personal benefits for each of the other named executive officers were zero or did not exceed $10,000 and are not included.

(8)	This column shows the total of all compensation for the fiscal year as reported in the other columns of this table.

The table below sets forth potential opportunities for annual cash incentive awards under the Management Incentive Plan for Covered Officers and awards of RSUs, PSUs and stock options for 2016.

Grants of Plan-Based Awards 2016

Name	Grant Date	Date of Board or Committee Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh) (5)	Grant Date Fair Value of Stock and Option Awards ($) (6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Steinour
			663,462	1,326,923	2,653,846
	5/1/2016	4/20/2016				120,527	241,053	361,580				2,424,993
	5/1/2016	4/20/2016								335,253	10.06	726,124
	5/1/2016	4/20/2016							168,737			1,697,494
McCullough
			238,616	477,231	954,462
	5/1/2016	4/20/2016				29,821	59,642	89,463				599,999
	5/1/2016	4/20/2016								82,949	10.06	179,659
	5/1/2016	4/20/2016							41,749			419,995
Pierce
	8/16/2016	5/31/2016							181,542			1,750,065
Heller
			236,154	472,308	944,616
	5/1/2016	4/20/2016				29,821	59,642	89,463				599,999
	5/1/2016	4/20/2016								82,949	10.06	179,659
	5/1/2016	4/20/2016							41,749			419,995
Houston
			216,923	433,846	867,692
	5/1/2016	4/20/2016				26,093	52,186	78,279				524,991
	5/1/2016	4/20/2016								72,580	10.06	157,201
	5/1/2016	4/20/2016							36,530			367,492

(1)	Each of the named executive officers, with the exception of Ms. Pierce, participated in the 2016 cycle of the Management Incentive Plan, our annual incentive plan. The award opportunities presented in the table are based on percentages of salary and threshold, target and maximum levels of corporate performance. Awards are subject to adjustment for individual and business unit performance. Actual awards earned for 2016 are reported in the Summary Compensation Table under the column headed “Non-Equity Incentive Compensation”.

(2)	Each of the named executive officers, with the exception of Ms. Pierce, is a participant in the PSU award cycle commencing in 2016. These columns reflect the potential number of PSUs to be vested upon satisfaction of the applicable performance conditions as of December 31, 2018, at threshold, target and maximum performance.

(3)	The Compensation Committee awarded RSUs to each of the named executive officers. The RSU award for Ms. Pierce vests in three equal annual installments on the first, second and third anniversaries of the date of grant. The RSU award for each of the other named executive officers vests in two equal installments on the third and fourth anniversaries of the grant date.

(4)	The Compensation Committee awarded stock options to each of the named executive officers, other than Ms. Pierce. These stock options vest in four equal annual increments beginning one year from the date of grant.

(5)	Each stock option reported has a per share exercise price equal to the closing price of a share of Huntington common stock on the grant date, as reported on the Nasdaq Stock Market.

(6)	The amounts in this column are the grant date fair values, for accounting purposes, of the awards of PSUs (at target), RSUs and stock options determined in accordance with FASB ASC Topic 718.

The following table sets forth details about the unexercised stock options and unvested awards of RSUs and PSUs held by the named executive officers as of December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End 2016

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable (1)	Number of Securities Underlying Unexercised Options(#) Unexercisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have not Yet Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have not Vested ($) (4)
Stephen D. Steinour
	7/25/2011	2,120,153		6.0200	7/25/2018
	5/1/2012	483,826		6.7700	5/1/2019
	5/1/2013	440,160	146,720	7.0600	5/1/2020	70,822	936,267
	2/11/2014					8,836	116,812
	5/1/2014	161,055	161,055	9.0800	5/1/2021	173,458	2,293,115	247,797	3,275,876
	2/17/2015					21,452	283,595
	5/1/2015	69,309	207,928	10.8900	5/1/2025	159,797	2,112,516	228,282	3,017,885
	2/16/2016					47,082	622,420
	5/1/2016		335,253	10.0600	5/1/2026	172,326	2,278,150	246,180	3,254,502
Howell D. McCullough III
	4/9/2014	150,000	150,000	9.8700	4/9/2021	50,659	669,712
	5/1/2014	30,421	30,422	9.0800	5/1/2021	32,764	433,140	46,806	618,775
	2/17/2015					9,969	131,790
	5/1/2015	16,050	48,152	10.8900	5/1/2025	37,005	489,210	52,865	698,881
	2/16/2016					26,211	346,516
	5/1/2016		82,949	10.0600	5/1/2026	42,637	563,661	60,911	805,238
Sandra E. Pierce
	4/1/2016					90,606	1,197,811
	8/16/2016					183,945	2,431,755
Paul G. Heller
	10/29/2012	15,797		6.3300	10/29/2019
	5/1/2013	99,036	33,012	7.0600	5/1/2020	15,935	210,661
	2/11/2014					3,052	40,347
	5/1/2014	39,369	39,369	9.0800	5/1/2021	42,400	560,528	60,572	800,762
	2/17/2015					9,346	123,554
	5/1/2015	16,050	48,152	10.8900	5/1/2025	37,005	489,210	52,865	698,881
	2/16/2016					20,914	276,489
	5/1/2016		82,949	10.0600	5/1/2026	42,637	563,661	60,911	805,238
Helga S. Houston
	5/1/2012	54,347		6.7700	5/1/2019
	5/1/2013	90,783	30,261	7.0600	5/1/2020	14,607	193,105
	2/11/2014					2,987	39,488
	5/1/2014	34,000	34,001	9.0800	5/1/2021	36,618	484,090	52,312	691,565
	2/17/2015					8,993	118,887
	5/1/2015	14,591	43,774	10.8900	5/1/2025	33,641	444,735	48,059	635,338
	2/16/2016					18,860	249,330
	5/1/2016		72,580	10.0600	5/1/2026	37,307	493,198	53,296	704,573

(1)	Awards of stock options granted in 2013 through 2016 become exercisable in four equal annual increments from the date of grant and are fully vested on the fourth anniversary. The earlier awards of stock options reported in the table have all become exercisable and are fully vested.

(2)	The awards of restricted stock units granted on May 1st each year vest in two equal installments on the third and fourth anniversaries of the date of grant. The awards of restricted stock units granted to Mr. McCullough on April 9, 2014, and to Ms. Pierce on August 16, 2016, vest in 3 equal increments over 3 years. An award of restricted stock granted to Ms. Pierce by FirstMerit Corporation on April 1, 2016, was converted to a restricted stock award with respect to Huntington common stock upon the merger effective August 16, 2016, subject to the same terms and conditions applicable to the award as granted by FirstMerit Corporation. One third of these restricted shares will vest on April 21 of each of the following three years. Each other award of restricted stock units reflected in this column was granted in partial payment of annual incentive earned under the Management Incentive Plan and vests in 3 equal increments over 3 years. The awards granted on and after May 1, 2015, reflect the impact of dividend reinvestment.

(3)	The market value of the awards of restricted stock units that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 30, 2016 ($13.22) by the number of shares.

(4)	The performance share units reported in these columns will vest subject to achievement of the applicable performance goals as of the end of a three-year performance period. Each performance share unit is equal to one share of common stock. The number of performance share units and the market value reported were determined on the basis of achieving target performance goals. The market value of the performance share units was determined by multiplying the closing price of a share of Huntington common stock on December 30, 2016 ($13.22) by the number of units. The performance share units granted on May 1, 2014 vested on December 31, 2016; awards will be released in April 2017 after final award values are determined and certified by the Compensation Committee. Awards granted on and after May 1, 2015, reflect the impact of dividend reinvestment.

The table below sets forth the number of shares that were acquired upon the exercise of options and the vesting of RSUs in 2016. Also included are shares acquired from the vesting of PSU awards for the cycle that ended December 31, 2015. These shares were released on April 20, 2016. Not reflected are shares to be received for the three-year PSU performance cycle that ended on December 31, 2016. The metrics for this cycle were relative return on assets, absolute efficiency ratio and absolute revenue growth, as reported, unadjusted for significant items. The Compensation Committee expects to certify the results and determine the final award values in April 2017.

Option Exercises and Stock Vested 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Stephen D. Steinour	—	$—	371,640	$3,703,432
Howell C. McCullough	—	—	55,642	516,349
Sandra E. Pierce	—	—	—	—
Paul G. Heller	—	—	77,836	782,651
Helga S. Houston	143,234	670,499	85,284	838,134

(1)	The value realized upon exercise of options reflects the difference between the market value of the shares on the exercise date and the exercise price of the options. The value realized upon vesting of RSUs was determined by multiplying the number of shares by the market value on the vesting date. Mr. Steinour and Mr. Houston deferred 184,135 shares and 9,932 shares, respectively, acquired upon vesting pursuant to the terms of the Executive Deferred Compensation Plan described below.

We maintain two plans under which executive officers may defer compensation on a non-qualified basis: the Supplemental Stock Purchase and Tax Savings Plan and Trust, referred to as the Supplemental Plan, and the Executive Deferred Compensation Plan, referred to as the EDCP. For each named executive officer, information about participation in the Supplemental Plan and the EDCP is contained in the table below.

Nonqualified Deferred Compensation 2016

Name	Executive Contributions in Last Fiscal Year($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings (Loss) in Last Fiscal Year($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($) (2)
Stephen D. Steinour
Supplemental Plan	33,231	33,231	136,288	—	707,491
EDCP	2,004,097	—	153,515	—	8,796,931
Howell D. McCullough III
Supplemental Plan	39,749	15,900	25,733	—	121,443
EDCP	—	—	15,996	—	729,516
Sandra E. Pierce (3)
Supplemental Plan	—	—	—	—	—
EDCP		1,708,942	276	—	1,709,217
FirstMerit Corporation SERP	—	350,013	4,125	—	681,977
Paul G. Heller
Supplemental Plan	—	—	—	—	—
EDCP	—	—	—	—	—
Helga S. Houston
Supplemental Plan	13,750	11,000	21,843	—	112,628
EDCP	171,070	—	8,813	—	454,361

(1)	The employer contributions are also reported in the Summary Compensation Table under “All Other Compensation”. The amount reported as contributed to the Executive Deferred Compensation Plan for Ms. Pierce represents the net amount of the cash retention bonus of $1,750,068, after reduction for taxes.

(2)	The year-end balances in this column reflect our employer matching contributions under the Supplemental Plan made and reported as compensation for the named executive officers for 2014 and 2015 in the Summary Compensation Table under “All Other Compensation” as follows: $65,625 for Mr. Steinour, $11,402 for Mr. McCullough, and $9,711 for Ms. Houston.

(3)	Ms. Pierce has an account under the 2008 FirstMerit Corporation Supplemental Executive Retirement Plan. A participant in this plan will receive a distribution in cash equal to the value of the vested portion of his or her account generally within 90 days following his or her separation from service. Each participant may direct that the participant’s account be valued as if it is invested in one or more available investment fund indices.

The Supplemental Plan

The purpose of the Supplemental Plan is to provide a supplemental savings program for eligible employees (as determined by the Compensation Committee) who are unable to continue to make contributions to the Huntington Investment and Tax Savings Plan, a tax qualified 401(k) plan referred to as the 401(k) Plan, for part of the year because the individual has: (I) contributed the maximum amount permitted by the Internal Revenue Service for the calendar year ($18,000 in 2016); or (II) received the maximum amount of compensation permitted to be taken into account by the Internal Revenue Service for the calendar year ($265,000 in 2016). The 401(k) Plan and the Supplemental Plan work together. When an employee elects to participate in the 401(k) Plan, he or she designates the percentage between 1% and 75% of base pay on a pre-tax, Roth after tax, or a combination of pre-tax and Roth after-tax basis that is to be contributed to the 401(k) Plan. Contributions to the 401(k) Plan are automatically deducted from the employee’s pay and then allocated to the employee’s 401(k) Plan account. For 2016, we matched 100% on the first 4% of base compensation deferred. The Supplemental Plan generally works the same way. When a participant elects to participate in the Supplemental Plan, he or she designates the percentage of base pay that is to be contributed to the Supplemental Plan — between 1% and 75% of base pay. All contributions to the Supplemental Plan must be on a pre-tax basis. We then match contributions according to the same formula used by the 401(k) Plan. Under the 401(k) Plan, employees can invest their contributions and our matching contributions in any of 30 investment alternatives. Under the Supplemental Plan, employee pre-tax contributions and our matching contributions are generally invested in Huntington common stock.

A participant cannot receive a distribution of any part of his account in the Supplemental Plan until his or her employment terminates. Once employment terminates, the account in the Supplemental Plan is required to be distributed to the participant. Portions of accounts invested in our common stock are distributed in shares of common stock and the remaining portions are distributed in cash. Distributions from the Supplemental Plan are subject to federal and state income tax withholding.

The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the Compensation Committee the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards. An election to defer can only be made on an annual basis and is generally irrevocable. Other than the one-time cash contribution made by Huntington in 2016 for Ms. Pierce, contributions to this plan consist of compensation deferred by the participants. Deferrals of common stock are held as common stock until distribution. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the investment option selected by the participant and tracked by a book-keeping account. The investment options consist of common stock and a variety of mutual funds that are generally available and/or consistent with the types of investment options under the 401(k) Plan.

At the time of each deferral election, a participant elects the method and timing of account distribution in the event of termination or retirement. In addition, a participant may elect an in-service distribution. Accounts distributed upon termination, retirement or in-service event may be distributed in a single lump sum payment or in substantially equal installments. A participant may request a hardship withdrawal prior to termination or retirement. In addition, for amounts earned and vested on or before December 31, 2004, a participant may obtain an in-service withdrawal subject to a 10% penalty and suspension of future contributions for at least 12 months. Cash that is deferred is paid out in cash, except that any cash that is invested in our common stock at the time of distribution is distributed in shares. Common stock that is deferred is distributed in kind.

The table below sets forth the rate of return for the one-year period ending December 31, 2016 for each of the investment options under the EDCP.

American Funds EuroPacific Growth Fd CI R-4	0.69%	Huntington Bancshares Inc. Common Stock	22.92%
Federated Total Return Bond Fund Instl Shares	4.96%	Rational Dividend Capture Fd	6.15%
Federated Total Return Govt Bond Fund Instl Shares	1.19%	Rational Real Strategies Fd IV	7.39%
Fidelity Asset Manager 20%	4.70%	T Rowe Price Mid-Cap Growth	6.30%
Fidelity Asset Manager 60%	6.76%	T Rowe Price Small Cap Stock Fd Adv	18.27%
Fidelity Asset Manager 85%	7.38%	Vanguard Institutional Index Fd	11.93%
Fidelity Retirement Money Market Portfolio	0.05%	Vanguard Wellington Fd Adm	11.09%
Harbor International Fund Instl Class	0.25%

Huntington’s Retirement Plan and Supplemental Retirement Income Plan, the SRIP, were frozen as of December 31, 2013. One of the named executive officers is a participant in both of these plans. The table below presents information for the named executive officers under the Retirement Plan and the SRIP.

Pension Benefits 2016

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Stephen D. Steinour
	Retirement Plan	5.0000	124,741	0
	SRIP	5.0000	888,416	0
Howell D. McCullough III
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Sandra E. Pierce
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Paul G. Heller
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A
Helga S. Houston
	Retirement Plan	N/A	N/A	N/A
	SRIP	N/A	N/A	N/A

(1)	Years of credited service reported in the table are the final years of credited service, frozen as of December 31, 2013.

(2)	This column reflects the actuarial present value of the executive officer’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2016. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Note 16 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2016.

Only employees hired before January 1, 2010, are eligible to participate in the Retirement Plan, as frozen. Mr. McCullough, Ms. Pierce, Mr. Heller and Ms. Houston were hired after January 1, 2010 and are not eligible to participate in the Retirement Plan. Eligibility for participation in the SRIP is limited to employees eligible to participate in the Retirement Plan who (a) have been nominated by the Compensation Committee; and (b) earn compensation in excess of the limitation imposed by Internal Revenue Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b).

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415(b). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2016, this limit was $265,000. Code Section 415 limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2016, this amount was $210,000.

The benefit formula under the Retirement Plan was previously revised for benefits earned beginning on January 1, 2010. While the change did not affect the benefit earned under the Retirement Plan through December 31, 2009, there was a reduction in future benefits. The benefit earned in the Retirement Plan prior to January 1, 2010 is based on compensation earned in the five consecutive highest years of service. For service on and after January 1, 2010 and through December 31, 2013, the benefit earned in the Retirement Plan is based on compensation earned each year. For executives who are eligible for retirement or early retirement, the benefit earned in the SRIP is based on compensation earned in the five consecutive highest years of service and the Retirement Plan formula in effect on December 31, 2009. For executives who are not eligible for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned. A participant who is at least 55 years of age with at least 10 years of service may retire and receive an early retirement benefit, reduced to reflect the fact that he or she will be receiving payments over a longer period of time.

The years of credited service have been capped for participants to the actual years of service with us through December 31, 2013, the date the plans were frozen. The maximum years of credited service recognized by the Retirement Plan and the SRIP is 40.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($18,000 for 2016) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form of a lump sum distribution.

Payments upon Termination of Employment or Change in Control

Each of our named executive officers has a change in control agreement with us referred to as an Executive Agreement. The purposes of these agreements are to encourage retention of our key executives and to provide protection from termination related to a change in control of our company. Huntington’s board of directors adopted the current forms of agreement in November 2012 when they were updated to more closely align with current best practices. The primary changes from the prior agreements were the elimination of the “golden parachute” excise tax gross-up provision and the elimination of a provision that provided the executive serving as chief executive officer with the right to terminate employment solely as a result of a change-in-control. In addition, the updated agreements contain restrictions relating to the disclosure of confidential information and competing with Huntington (three year non-competition for the chief executive officer, and one year non-competition for the other named executive officers, post termination).

Huntington has an employment agreement with Mr. Steinour pursuant to which Mr. Steinour will continue to serve as Huntington’s president and chief executive officer through December 31, 2019. The agreement became effective December 1, 2012 for an initial three-year term, subject to three-year renewal periods upon expiration of the initial term and each renewal term, unless either party gives timely notice of nonrenewal. Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control.

In addition, each of the named executive officers has outstanding RSU awards and PSU awards which may be subject to accelerated vesting upon involuntary termination (not for cause), death, or disability.

Executive Agreements

Under the Executive Agreements, change in control generally includes:

•	the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;

•	a change in the composition of the board of directors if a majority of the new directors were not appointed or nominated by the directors currently sitting on the board of directors or their subsequent nominees;

•	a merger involving our company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;

•	the dissolution of our company; and

•	a disposition of assets, reorganization, or other corporate event involving our company which would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, will provide severance benefits to the executive officer if his employment is terminated (other than on account of the officer’s death or disability or for cause):

•	by us, at any time within 24 months after a change in control;

•	by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;

•	by the executive officer voluntarily with good reason at any time within 24 months after a change in control of our company; and

•

by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith.

In addition to any accrued salary and annual cash incentive payable as of termination, severance payments and benefits under the Executive Agreements consist of:

•	a lump-sum cash payment equal to three times annual base salary for the chief executive officer and two and one-half times annual base salary for each of the other named executive officers;

•

a lump-sum cash payment equal to three times for the chief executive officer, and two and one-half times for the other named executive officers, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year, provided the executive was a participant in the Management incentive Plan during the calendar year, or the immediately preceding calendar year;

•

a pro-rata annual incentive award paid upon a change in control under the Management Incentive Plan based on either the actual level of year-to-date performance, or the target award as a percent of base salary for the plan year preceding the change in control, whichever is greater, in accordance with the terms of the Management Incentive Plan;

•	36 months of continued insurance benefits for the chief executive officer, and 30 months for the other named executive officers;

•	fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;

•	stock options, restricted stock, RSU, and PSU awards under our stock and incentive plans become vested according to the terms of the plans; and

•	other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

The Executive Agreements also provide for 36 months of additional service credited for purposes of retirement benefits for the chief executive officer and 30 months for the other named executive officers. Because the Retirement Plan and the SRIP were frozen as of December 31, 2013, this provision will not operate to increase accrued benefits under these plans. Additional service and compensation earned after the freeze date are not included in the calculation of benefits under the Executive Agreements. The additional service period will count for purposes of determining vesting or entitlement to early retirement benefits under these plans.

The Executive Agreements have a best-net-benefit clause which replaced the excise tax gross-ups. If an executive triggers the excise tax, the individual will either be “cut-back” to an amount that is $1 less than such amount that would cause the excise tax, or the executive will have the opportunity to pay the excise tax himself, depending on the result that provides the better after-tax result.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of having been a director or officer of our company or any subsidiary.

In the event an executive officer is required to enforce any of the rights granted under his Executive Agreement, we, or our successor, will pay the cost of counsel (legal and accounting). In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates, subject to applicable laws and regulations.

The Executive Agreements are extended annually and are subject to an extension for 24 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement. We may elect not to renew an agreement upon 30 days prior written notice.

Sandra Pierce

In connection with the completion of Huntington’s acquisition of FirstMerit Corporation, Huntington entered into a retention letter with Ms. Pierce. The retention letter provided that if Ms. Pierce’s employment was terminated by Huntington without cause or if she died or became disabled prior to February 16, 2017, Huntington would contribute a cash amount equal to $1,750,065 to her account under the Executive Deferred Compensation Plan that would become payable upon her separation from service with Huntington (the “Contingent Cash Retention Award”). This benefit was intended to make Ms. Pierce whole upon certain qualifying terminations of employment that may occur prior to February 16, 2017, because upon any termination of employment prior to February 16, 2017, Ms. Pierce would have forfeited her retention RSU award. As of February 16, 2017, Ms. Pierce is no longer eligible to receive the Contingent Cash Retention Award and her retention RSU award would vest in full upon a termination of her employment by Huntington without cause or her death or disability.

In addition, pursuant to the merger agreement between Huntington and FirstMerit Corporation, upon the completion of Huntington’s acquisition of FirstMerit Corporation, FirstMerit determined the amount of fiscal year 2016 bonus payable to Ms. Pierce under its incentive plan. Such annual bonus would have been paid at the time Huntington pays annual cash bonuses to similarly situated employees, except that if Ms. Pierce was terminated without cause or resigned with good reason prior to the payment date, Ms. Pierce would have been eligible to receive her annual bonus for 2016 without proration.

The estimated payments and benefits that would be paid in the event each named executive officer terminated employment on December 31, 2016 and became entitled to benefits under his or her Executive Agreement are set forth below. For purposes of quantifying these benefits, we assumed that a change in control occurred on December 31, 2016 and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on December 30, 2016, the last business day of the year, was $13.22.

Name	Cash Severance/ Retention (1)	Pro-Rata Bonus Value (2)	Total Out-placement Value (3)	Total Welfare Value (4)	Additional Retirement Value (5)	Performance Contingent Equity Value (6)	Time- Based Equity Accel. Value (7)	Scale Back Amount, if applicable (8)	Final Benefit (9)
Steinour	$7,425,000	$2,400,000	$170,000	$58,392	$521,412	$6,505,553	$11,938,715	$0	$29,019,072
McCullough	$2,745,000	$900,000	$96,500	$44,839	$0	$1,340,880	$3,693,097	$0	$8,820,316
Pierce	$3,235,327	$805,949	$94,116	$53,131	$0	$0	$1,197,811	$0	$5,386,334
Heller	$2,700,000	$875,000	$95,000	$48,329	$0	$1,573,256	$3,050,803	$0	$8,342,388
Houston	$2,475,000	$850,000	$87,500	$48,165	$0	$1,376,881	$2,722,170	$0	$7,559,716

(1)	Multiple of base salary and target annual incentive, payable in a lump sum for all executives other than Ms. Pierce. Ms. Pierce’s cash severance is based on to a multiple of her base salary only since she was not a participant in the Management Incentive Plan in 2016. If terminated at the end of the fiscal year due to involuntary termination, death or disability, Ms. Pierce would also have been entitled to a Contingent Cash Retention Award in an amount equal to $1,750,065.

(2)	Reflects full year annual incentive earned for fiscal year 2016 for all executives other than Ms. Pierce. The value for Ms. Pierce reflects her full-year FirstMerit bonus amount for 2016 as calculated under the terms of the merger agreement between Huntington and FirstMerit Corporation.

(3)	Reflects 15% of base salary plus $5,000 for job search travel.

(4)	Reflects 36 and 30-months of benefits for the CEO and other named executive officers, respectively.

(5)	Value of additional 36 and 30 months of credited service under SRIP for the CEO and other named executive officers, respectively. Mr. Steinour has less than ten years of vesting service as of December 31, 2016. With the additional service credit, he attains early retirement eligibility (ten years of vesting service), so there is additional present value earned through the change-in-control.

(6)	For performance share units (PSUs), a prorated value based on the estimated performance as of December 31, 2016; includes dividend equivalents.

(7)	In-the-money value of time-based unvested stock options and RSUs; includes dividend equivalents.

(8)	Ms. Pierce would not be subject to the excise taxes if terminated following a change in control of Huntington at December 31, 2016. All other executives would be in a better after-tax position when paying the excise tax liability themselves.

(9)	The total benefit to the executive under a change-in-control of the company and termination of employment.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement). The potential payments under these agreements are described and quantified below.

Upon termination without “cause” or for “good reason”, Mr. Steinour is entitled to payment of the following amounts:

•	accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off and incurred but unreimbursed business expenses;

•	a pro-rata incentive payment in respect of the fiscal year of the company in which the date of termination occurs, with such amount to equal the amount determined by the Compensation Committee based on the Company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the Compensation Committee for the company’s executive officers; and

•	a severance payment equal to two times his annual base salary and the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year; and

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had terminated employment with us without “cause” or for “good reason” as of December 31, 2016, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $2,475,000 and a severance payment equal to $5,500,000.

If Mr. Steinour had terminated employment as of December 31, 2016, due to death or disability, he or his estate would have been entitled to a pro rata annual incentive payment for the year of termination (based on the company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the Compensation Committee for the company’s executive officers) equal to $2,475,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2016 without “good reason” and due to his retirement, he would have been entitled to a pro rata annual incentive payment for the year of termination equal to $2,475,000. Mr. Steinour was not eligible for normal retirement benefits as of December 31, 2016.

Severance benefits and payments are subject to execution and nonrevocation of a release of claims.

RSUs and PSUs — Potential Accelerated Vesting

Each of the named executive officers has outstanding RSU awards and PSU awards which are subject to accelerated vesting upon involuntary termination (not for cause), death or disability. The table below sets forth the value of the shares and accumulated dividends that would have been payable under outstanding grants of RSUs and PSUs to the respective officers upon involuntary termination (not for cause), death or disability as of December 31, 2016.

Name	Award Type (1)	For Cause (2)	Involuntary Termination (Not for Cause) (3)	Death (4)	Disability (5)
Steinour
	RSU	—	$3,091,987	$5,117,014	$3,091,987
	PSU	—	$6,526,282	$8,695,949	$6,526,282
McCullouch
	RSU	—	$ 920,618	$1,421,643	$920,618
	PSU	—	$1,382,140	$1,918,964	$1,382,140
Pierce
	RSU (6)	—	$2,417,132	$2,417,132	$2,417,132
	RSA (7)	—	$1,197,811	$1,197,811	$1,197,811
Heller
	RSU	—	$ 811,917	$1,312,941	$811,917
	PSU	—	$1,572,661	$2,109,486	$1,572,661
Houston
	RSU	—	$ 729,951	$1,168,340	$729,951
	PSU	—	$1,382,433	$1,852,140	$1,382,433

(1)	In the event accelerated vesting applies to a prorated award rather than the full award, the proration is based on the number of months from the grant date to the month of termination. Generally, in the event of proration of a PSU award, the proration is calculated on the target number of shares, subject to adjustment at the end of the performance cycle when the shares would be released along with all other PSU awards for the same cycle. Dividends for awards granted prior to May 1, 2015 are accumulated and paid in cash. Dividends for awards granted on or after May 1, 2015 are reinvested and accumulated as additional award shares.

(2)	There is full forfeiture of any unvested awards in the event of termination for cause.

(3)	Involuntary termination (not for cause) results in accelerated vesting of a prorated number of shares.

(4)	Termination in the event of death results in acceleration in full for all awards granted on or after May 1, 2016, and acceleration of a prorated number of shares for all awards granted prior to May 1, 2016. PSUs granted on May 1, 2016 that are subject to accelerated vesting due to termination in the event of death are not subject to adjustment at the end of the performance cycle.

(5)	Termination due to disability results in accelerated vesting of a prorated number of shares.

(6)	Involuntary termination (not for cause), death or disability that, in each case, occurs on or following February 16, 2017, results in accelerated vesting of all shares.

(7)	An award of restricted stock granted to Ms. Pierce by FirstMerit Corporation on April 1, 2016, was converted to a restricted stock award with respect to Huntington common stock upon the merger effective August 16, 2016, subject to the same terms and conditions applicable to the award as granted by FirstMerit Corporation. This award provides for acceleration in full in cases of death, disability, involuntary termination not for cause or termination for good reason.

Proposal 1 — Election of Directors

The board of directors proposes the election of fifteen directors at this annual meeting. Directors elected at the meeting will each serve a one-year term expiring at our 2018 annual meeting when their successors are duly elected and qualify.

Upon consultation with the Nominating and Corporate Governance Committee, the board of directors has nominated for election or reelection 15 of the 16 directors currently serving. Ann B. Crane, Steven G. Elliott, Michael J. Endres, Peter J. Kight, Jonathan A. Levy, Eddie R. Munson, Richard W. Neu, David L. Porteous, Kathleen H. Ransier, and Stephen D. Steinour were each elected at the 2016 annual meeting. Chris Inglis was appointed to the board of directors on May 5, 2016, and Lizabeth Ardisana, Robert S. Cubbin, Gina D. France and J. Michael Hochschwender were appointed to the board of directors effective August 16, 2016. John B. Gerlach, Jr., who joined the board in 1999, is stepping down.

Unless otherwise directed, the shares represented by a properly submitted proxy will be voted FOR the election of each nominee. We have no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.

However, in the event that any of these nominees should become unavailable, the board of directors may decrease the number of directors pursuant to the bylaws, or the board of directors may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

The board of directors recommends a vote FOR the election of each of the nominees for director.

Nominee Information

All of our nominees are seasoned leaders. Collectively they bring to our board a wide variety of skills, knowledge, experience and perspectives. We also have a mix of newer and longer-term directors among the nominees. See the chart under “Director Nomination and Board Evaluation” above which summarizes the experience, background, tenure and age of the directors. The following provides biographical information regarding each of the nominees, including their specific business experience, qualifications, attributes and skills that the directors considered, in addition to their prior service on the board, when the board determined to nominate them.

Lizabeth Ardisana Director since: 2016 Age: 65 Committees: Risk Oversight Committee, Technology Committee

Principal Occupation: Ms. Ardisana is the chief executive officer and the principal owner of the firm ASG Renaissance, LLC which she founded in 1987. ASG Renaissance is a technical and communication services firm with 225 employees and offices in Dearborn and Farmington Hills, Michigan; Orange County, California; Charleston, South Carolina; and Cambridge, Ontario Canada. ASG Renaissance has more than 23 years of experience providing services to a wide range of clients in the automotive, environmental, defense, construction, healthcare, banking, and education sectors. Ms. Ardisana is also chief executive officer of Performance Driven Workforce, LLC, a scheduling and staffing firm which was founded in 2015 and has since expanded into five states.

Additional Business Experience and Information: As a Hispanic and female business owner, Ms. Ardisana is an active business and civic leader in Michigan. Ms. Adisana has held numerous leadership positions in a variety of non-profit organizations, including the United Way for Southeastern Michigan (where she currently serves as chair), Skillman Foundation, CS Mott Foundation, Kettering University, Metropolitan Affairs Coalition and Focus: Hope. She was appointed by the governor of Michigan to the executive board of the Michigan Economic Development Corporation, and serves on its finance committee. Ms. Ardisana is also vice chair of the Wayne State University Physicians Group where she serves on the audit committee. She holds a bachelor’s degree in Mathematics and Computer Science from the University of Texas, a master’s degree in Mechanical Engineering from the University of Michigan and a master’s degree in Business Administration from the University of Detroit. Ms. Ardisana was a member of the board of directors of Citizens Republic Bancorp, Inc. from 2004 to 2013, and a member of the board of directors of FirstMerit Corporation from 2013 to 2016. Ms. Ardisana brings significant leadership to the board.

Key Experience and Skills:

•   Consumer/brand marketing products experience

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Financial expertise

•   Merger, acquisition/business development and/or joint venture experience

•   Strategic technology leadership at a large, complex, organization

Ann B. (Tanny) Crane Director since: 2010 Age: 59 Committees: Audit Committee, Community Development Committee, Executive Committee, Nominating and Corporate Governance Committee

Principal Occupation: President and Chief Executive Officer, Crane Group Company. Since 2003, Ms. Crane has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the manufacturing and services markets, as well as managing investments in private equity firms, and real estate and bond portfolios. Ms. Crane joined the manufacturer, Crane Plastics Company, in 1987 as director of human resources, and became vice president of sales and marketing in 1993. She was named president in 1996.

Additional Business Experience and Information: Ms. Crane was appointed as a director for the Federal Reserve Bank of Cleveland in 2003. After serving as a director for five years, she was named chair of the board and served in that capacity for two years. Ms. Crane served on the board of directors for Wendy’s International from 2003 to 2007. Ms. Crane and her company are widely recognized for their philanthropy throughout Central Ohio. Ms. Crane is an accomplished executive who is knowledgeable of the financial services industry and is deeply involved in community support and investment. Because of her knowledge and experience, Ms. Crane has been selected to serve on the Audit Committee, the Community Development Committee, the Executive Committee and the Nominating and Corporate Governance Committee.

Key Experience and Skills:

•   Consumer products experience

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Expertise in financial institution and regulatory matters

•   Governmental experience; non-profit or non-financial regulatory expertise

•   Merger, acquisition and/or joint venture experience

•   Private equity management experience

Robert S. Cubbin

Director since: 2016

Age: 59

Committees:

Compensation Committee (Chair-Elect), Huntington Investment Company Oversight Committee

Other Current Public Company Directorships:

Kelly Services, Inc.

Principal Occupation: Retired President and Chief Executive Officer of Meadowbrook Insurance Group. Mr. Cubbin retired in 2016 following a 30-year career with Meadowbrook Insurance Group during which he held various management positions. Mr. Cubbin joined the company as vice president and general counsel, primarily responsible for all legal and regulatory affairs. He was promoted to executive vice president in 1996 and then to president and chief operating officer in 1999, primarily responsible for all operational functions within the company. He became chief executive officer in 2001.

Additional Business Experience and Information: While with Meadowbrook, Mr. Cubbin led the formation of the firm’s insurance company subsidiaries, their initial capital raising efforts and ultimately led the company’s initial public offering and registration of its stock on the NYSE. He managed all negotiations, due diligence, integration and regulatory matters relative to dozens of acquisitions over his career. Mr. Cubbin served as a director of Meadowbrook Insurance Group, Inc., including during the time-period during which Meadowbrook was a public company. Previously Mr. Cubbin served on the board of directors of Citizens Republic Bancorp, Inc. from 2008 to 2013 and on the board of directors of First Merit Corporation from 2013 to 2016. He served as the chair of the audit committee at Citizens Republic Bancorp, Inc. Mr. Cubbin has served on the board of Kelly Services, Inc. since 2014, where he serves on the audit committee and as vice chair of the compensation committee. Mr. Cubbin previously served as a board member, executive committee member, and chair of the finance and investment committee of Business Leaders for Michigan, a non-profit organization, comprised of the state’s senior executives of the state’s largest job providers, which is focused on driving business development and economic change in the State of Michigan. Mr. Cubbin is a licensed attorney and member of the State Bar of Michigan. Mr. Cubbin is a broadly experienced executive who brings many years of expertise and leadership to our board and the committees on which he serves.

Key Experience and Skills:

•   Consumer/brand marketing products experience

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Financial expertise

•   Legal experience

•   Merger, acquisition/business development and/or joint venture expertise

•   Senior executive experience at a publicly traded company

Steven G. Elliott

Director since: 2011

Age: 70

Committees:

Executive Committee,

Risk Oversight Committee (Chair),

Integration Oversight Committee (ad hoc) (Chair)

Other Current Public Company Directorships:

PPL Corporation;

Alliance Bernstein

Principal Occupation: Retired Senior Vice Chairman, BNY Mellon. Mr. Elliott began a 23-year career with BNY Mellon in 1987 as head of finance for Mellon Financial Corporation. He was named chief financial officer in 1990, vice chairman in 1992, and senior vice chairman in 1998. Mr. Elliott also served as a director of Mellon Financial Corporation from 2001 until the merger with The Bank of New York in July 2007. He was then a director of BNY Mellon through July 2008. Prior to joining Mellon, Mr. Elliott served as chief financial officer of First Commerce Corporation, corporate controller of Crocker National Bank, senior vice president of Continental Illinois National Bank, and corporate controller of United California Bank. Mr. Elliott also has experience as a certified public accountant.

Additional Business Experience and Information: While at Mellon, Mr. Elliott led a number of the company’s servicing businesses and was co-leader of the integration of The Bank of New York and Mellon Financial Corporation when they merged in 2007. Mr. Elliott led strategic acquisitions, divestitures and restructurings, and he also held various business leadership roles in asset servicing, securities lending, foreign exchange, capital markets, global cash management and institutional banking technology. Mr. Elliott also has substantial public company director experience, serving on the board of PPL Corporation where he chairs the audit committee and serves on the executive and finance committees, and on the board of Alliance Bernstein where he serves as lead director and chair of the audit committee and serves on its executive and compensation committees. Mr. Elliott has also served as a director of The Huntington National Bank since 2011. As an experienced financial services executive, Mr. Elliott brings valuable insight and advice to our board and to his role as chairman of the board’s Risk Oversight Committee, where his experience contributes to building strong and effective risk management.

Key Experience and Skills:

•   Audit — Internal or External Experience

•   Consumer products experience

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Expertise in financial institution and regulatory matters

•   Leadership in enterprise risk management function

•   Merger, acquisition and/or joint venture experience

•   Senior executive experience at a public traded company

•   Strategic technology leadership at a large, complex organization

Michael J. Endres

Director since: 2003

Age: 69

Committees:

Executive Committee,

Huntington Investment Company Oversight Committee,

Technology Committee

Other Current Public Company Directorships:

Worthington Industries, Inc.

Principal Occupation: Mr. Endres is a Senior Advisor to Stonehenge Partners LLC, a private equity firm that he co-founded in 1999. Stonehenge Partners is a manager of the Stonehenge Opportunity Funds which invests in middle market companies throughout the Midwest. Prior to joining Stonehenge, Mr. Endres was chairman of Banc One Capital Partners where he directed the merchant banking activities of the firm and originated direct investments, primarily private equity and mezzanine, for middle market corporate clients. In his role as a private equity professional, Mr. Endres developed a number of governance structures and compensation plans to align management with shareholder interests for portfolio companies held by his firm. Mr. Endres also served as vice Chairman of Banc One Capital Holdings the holding company for the broker dealer and private investment arm of Banc One Corporation.

Additional Business Experience and Information: Mr. Endres has more than 40 years of experience as an investment professional. Prior to his tenure at Banc One, he served as a principal with Meuse, Rinker, Chapman, Endres and Brooks engaging in investment and merchant banking; and was a senior vice president and director for Rotan Mosle Inc. He began his investment banking career in 1971 at The Ohio Company. Mr. Endres served in a governance capacity for a variety of companies during his career which helped in capturing experience in mergers and acquisitions. He served as chair of audit, compensation, and executive committees for various public companies as well. Having spent a considerable portion of his career with financial institutions, he has a keen awareness of matters relating to capital and capital adequacy for financial institutions. Recent public company board service includes Tim Hortons, Inc., from 2006 to 2014. His experience extends to several large non-profit boards where he served as either chair of the board or chair of the finance committee. He has served in a governance capacity for more than 20 private companies during his career. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives, financial analysis, leadership and management.

Key Experience and Skills:

•   Audit — Internal or External Experience

•   Experience in leading alignment of compensation with organizational  strategy and performance

•   Expertise in financial institution and regulatory matters

•   Merger, acquisition/business development and/or joint venture expertise

•   Private equity management experience

Gina D. France Director since: 2016 Age: 58 Committees: Audit Committee, Huntington Investment Company Oversight Committee Other Current Public Company Directorships: Cedar Fair LP; CBIZ, Inc.

Principal Occupation: Chief Executive Officer and President of France Strategic Partners LLC, a strategy and transaction advisory firm serving corporate clients across the country. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career.

Additional Business Experience and Information: Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Cedar Fair LP (audit committee chair); CBIZ, Inc.; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc. and Mack Industries. She is a trustee of Baldwin Wallace University where she chairs the Strategy Committee and is a member of the executive committee. Ms. France brings many years of finance, investment banking, financial reporting, risk oversight and corporate strategy experience to our board and the committees on which she serves.

Key Experience and Skills:

•  Audit — Internal or External Experience

•  Expertise in financial institution and regulatory matters

•  Financial expertise

•  Leadership in enterprise risk management function

•  Merger, acquisition/business development and/or joint venture expertise

•  Private equity management experience

J. Michael Hochschwender Director since: 2016 Age: 56 Committees: Community Development Committee

Principal Occupation: President and CEO of The Smithers Group, Akron, Ohio, a private group of companies that provides technology-based services to global clientele in a broad range of industries. Under his leadership, Smithers has experienced rapid growth, technological diversification and geographic expansion through an aggressive series of acquisitions as well as organic growth.

Additional Business Experience and Information: Mr. Hochschwender was a director of FirstMerit Corporation for ten years and served as a member of the audit committee and compensation committee. Mr. Hochschwender has more than 20 years of corporate management and consulting experience. Mr. Hochschwender holds a master’s degree from the Wharton School of Business at the University of Pennsylvania and a bachelor’s degree from Tulane University. He also served five years in the U.S. Navy SEAL Teams, deploying to Southeast Asia and the Middle East. He is active in local health, civic and educational organizations, currently serving on the boards of Ohio Foundation of Independent Colleges, and The University of Akron Foundation. Previously Mr. Hochschwender has served on the boards of the Akron General Medical Center, the Greater Akron Chamber of Commerce, Old Trail School, and The American Council of Independent Laboratories. Mr. Hochschwender was elected a Trustee of Burton D. Morgan Foundation in 2012. Mr. Hochschwender brings substantial leadership, executive experience and business experience in the northeast Ohio market to the board of directors.

Key Experience and Skills:

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Financial expertise

•   Merger, acquisition/business development and/or joint venture expertise

•   Strategic technology leadership at a large, complex, organization

Chris Inglis Director since: 2016 Age: 62 Committees: Nominating and Corporate Governance Committee, Technology Committee Other Current Public Company Directorships: FedEx Inc.; KeyW Corp.

Principal Occupation: Mr. Inglis is currently a Distinguished Visiting Professor of Cyber Studies at the U.S. Naval Academy. He previously served for 28 years at the National Security Agency (NSA) as a computer scientist and operational manager, retiring in 2014 as the Agency’s deputy director and senior civilian leader. In this role, he acted as the NSA’s chief operating officer responsible for guiding and directing strategies, operations and policy.

Additional Business Experience and Information: Prior to joining the NSA, Mr. Inglis had nine years of active duty service as an officer and pilot in the U.S. Air Force, followed by 21 years with the Air National Guard, from which he retired as a Brigadier General. His military service included command at the squadron, group and joint force headquarters and he holds a Command Pilot rating. He currently co-chairs a Department of Defense Science Board study on strategic cyber capabilities. He is a member of the U.S. Strategic Command’s Strategic Advisory Group and leads its Intelligence Panel. He is member of the National Intelligence University’s Board of Visitors and is a director of FedEx Inc. and KEYW Corp. Mr. Inglis’ leadership and his expertise in cybersecurity strengthen the governance of the board and the Technology Committee.

Key Experience and Skills:

•  Cybersecurity expertise

•  Leadership in enterprise risk management function

•  Strategic technology leadership at a large, complex organization

Peter J. Kight

Director since: 2012

Age: 60

Committees:

Technology Committee (Chair),

Compensation Committee,

Integration Oversight Committee (ad hoc)

Other Current Public Company Directorships:

Blackbaud, Inc.

Principal Occupation: Private Investor. Mr. Kight served as co-chairman and managing partner (January 2010 to April 2013) and as senior advisor (April 2013 to April 2015) with Comvest Partners, a private investment firm providing equity and debt capital to middle market companies across the United States, including financial services and technology companies, with over $1.2 billion in capital under management. Previously, Mr. Kight served as director and vice chairman of Fiserv following Fiserv’s acquisition of CheckFree, a leading provider of electronic commerce services and products, in December 2007. Mr. Kight founded CheckFree in 1981. Mr. Kight served on the board of directors of Fiserv from 2007 to 2012.

Additional Business Experience and Information: As founder, chairman and chief executive officer of CheckFree, Mr. Kight was an innovator in providing electronic funds transfer services to businesses and consumers, and in developing infrastructures to support new services that enable and simplify the electronic movement and management of personal and business finances. Under Mr. Kight’s leadership, CheckFree expanded its scope to multiple types of payments and processing infrastructures, leveraging business intelligence to detect and prevent fraud, electronic billing, reconciliation, and operational risk management capabilities — through internal development and nearly 30 acquisitions. Mr. Kight has served on the boards of director for Akamai Technologies, Inc. from 2004 to 2012 and for Manhattan Associates, Inc. from 2007 to 2011. Mr. Kight brings to the board substantial leadership abilities and significant expertise in financial services technology and payment systems.

Key Experience and Skills:

•   Experience in leading alignment of compensation with organizational strategy and performance

•   Merger, acquisition/business development and/or joint venture experience

•   Private equity management experience

•   Senior executive experience at a publicly traded company

•   Strategic technology leadership at a large, complex organization

Jonathan A. Levy Director since: 2007 Age: 56 Committees: Executive Committee, Risk Oversight Committee

Principal Occupation: Mr. Levy is co-founder and Managing Partner of Redstone Investments, a full service commercial real estate firm. The company was formed in 1991 and is located in Youngstown, Ohio and Tampa, Florida. The firm’s portfolio includes properties located throughout 15 states. Redstone’s expertise lies in all aspects of commercial real estate with a focus on acquisition, development and construction. In addition, Redstone participates in private equity investments including technology, banking and oil and gas investments.

Additional Business Experience and Information: Mr. Levy has more than 30 years of experience in the commercial real estate business and has hands-on banking experience with his service at Marine Midland Banks, N.A. as a commercial real estate lender, from 1983 to 1988. He served on the board of Sky Financial Group, Inc. from 1999 until Huntington’s acquisition of Sky in 2007, and served as lead director of the Sky board from 2003 to 2007. Mr. Levy has also served on the boards of numerous public and private financial institutions including Western Reserve Bank, Citizens Bancshares, Inc., and Gulfshore Bancshares, Inc. Mr. Levy currently serves on the board of Property Capsule, Inc., a commercial real estate technology company. He also serves on the boards of various community non-profit organizations and has also been a member of the board of The Huntington National Bank since 2008. Mr. Levy brings many years of business, banking, real estate and director experience to our board and the committees on which he serves.

Key Experience and Skills:

•   Private equity management experience

•   Merger, acquisition/business development and/or joint venture expertise

Eddie R. Munson Director since: 2014 Age: 66 Committees: Audit Committee, Community Development Committee

Principal Occupation: Retired Managing Partner, KPMG LLP, Detroit Office. Mr. Munson, a certified public accountant (inactive), practiced with KPMG LLP from June 1972 to September 2006. At KPMG, Mr. Munson served as managing partner of the Detroit office, was a member of the board of directors, and at retirement, held the role of national partner in charge of university relations and campus recruiting.

Additional Business Experience and Information: Mr. Munson is a former member of the Detroit Financial Advisory Board. Mr. Munson was interim chief financial officer of management consulting services company BearingPoint, where he was also a board member from 2006 to 2008. He has also served on the board of United American Healthcare Corp. from 2006 to 2008, and on the board of Detroit-based Caraco Pharmaceutical in 2011. Mr. Munson also served as a trustee of the Huntington Funds, Huntington’s family of mutual funds, from June 2012 to July 2014. Additionally, Mr. Munson is a trustee for Detroit’s Skillman Foundation. As a CPA, Munson maintains professional memberships with the American Institute of Certified Public Accountants, Michigan Association of Certified Public Accountants, and National Association of Black Accountants. Mr. Munson was appointed to serve on the Audit Committee because he brings more than 32 years of auditing and senior management experience from his career at KPMG and further audit and governance experience from a diverse variety of public company and non-profit leadership positions.

Key Experience and Skills:

•   Audit — Internal or External Experience

•   Expertise in financial institution and regulatory matters

•   Governmental experience; non-profit or non-financial regulatory expertise

•   Leadership in enterprise risk management function

•   Merger, acquisition/business development and/or joint venture expertise

Richard W. Neu

Director since: 2010

Age: 61

Committee Memberships:

Audit Committee (Chair), Executive Committee,

Integration Oversight Committee (ad hoc)

Other Current Public Company Directorships:

Tempur Sealy International, Inc;

TICC Capital Corp.

Principal Occupation: Retired Chairman, MCG Capital Corporation. Mr. Neu served as chairman of the board of the Washington, D.C.-based MCG Capital Corp. from 2009 to 2015, until its sale to PennantPark Floating Rate Capital Ltd. He also served as chief executive officer from October 2011 to November 2012. MCG was a publicly traded business development corporation providing financing to middle market companies throughout the United States. He first joined the MCG board in 2007, and served as a member of the audit, nominating and corporate governance, and the valuation and investment committees. From 1995 to 2004, Mr. Neu served as executive vice president, chief financial officer, treasurer, and director for both Charter One Financial, Inc. and Charter One Bank. He assumed this role following the merger of First Federal of Michigan and Charter One Financial, Inc. Mr. Neu joined First Federal of Michigan in 1985 as chief financial officer, and was elected to the board of directors in 1992.

Additional Business Experience and Information: Mr. Neu has served on the board of Tempur Sealy International, Inc. since 2015 and is currently its lead director. He also serves on the Tempur Sealy compensation and audit committees. Mr. Neu has served on the board of TICC Capital Corp. since December 2016 and currently serves on the TICC Capital audit, nominating and corporate governance, and valuation and compensation committees. Mr. Neu served on the board of the Dollar Thrifty Automotive Group from 2006 to 2012 until its sale to Hertz Corporation. He served as the lead director from December 2011 to November 2012, and served as chairman of the board from November 2010 to December 2011. He previously served as chairman of the audit committee and as a member of the corporate governance committee. Mr. Neu possesses a comprehensive knowledge of our bank markets, as well as extensive knowledge of the banking industry. He has led numerous bank acquisitions and integrations. Mr. Neu has also served as a director of The Huntington National Bank since 2013. Mr. Neu’s knowledge and diverse business experience, as well as financial acumen, make him a valued member of the board and chair of the board’s audit committee.

Key Experience and Skills:

•   Audit — Internal or External Experience

•   Expertise in financial institution and regulatory matters

•   Financial expertise

•   Merger, acquisition/business development and/or joint venture expertise

•   Private equity management experience

•   Senior executive experience at a publicly traded company

David L. Porteous Director since: 2003 Age: 64 Lead Director Committees: Executive Committee (Chair), Nominating and Corporate Governance Committee (Chair), Risk Oversight Committee

Principal Occupation: Attorney, McCurdy, Wotila & Porteous, P.C. and Lead Director, Huntington. Mr. Porteous has practiced law for more than 38 years with a focus on corporate and municipal law and government relations. He has been a partner with McCurdy, Wotila & Porteous, P.C. since 2008, and prior to joining that firm he managed his own law practice for more than 20 years. He is a consultant with the international law firm of Akin Gump Strauss Hauer & Feld LLP in its Washington, D.C. office.

Additional Business Experience and Information: Mr. Porteous is a recognized authority on economic development and has served on the boards of directors of the Michigan Economic Development Corporation (MEDC), the Michigan Economic Growth Authority (MEGA), where he was chairman of the executive committee, the Michigan Strategic Fund, where he was chairman, and the Michigan Chamber of Commerce. Mr. Porteous is a former director of the Federal Home Loan Bank of Indianapolis where he also chaired the audit committee. He also was on the board of trustees of Michigan State University for more than eight years and was chairman of the board from 2003 to 2006 and was a member of its finance and audit committees. He is also on the board of the Michigan State University College of Law and serves on its executive committee. Mr. Porteous served as a director of Jackson National Life Insurance of New York from 2002 to 2016, where he has served as a member of the audit, risk and compensation committees. Mr. Porteous has also served as a director of The Huntington National Bank since 2004. Mr. Porteous regularly lectures on corporate governance and was one of three finalists for the New York Stock Exchange 2015 Independent Lead Director of the Year award. Mr. Porteous has an extensive legal background and possesses valuable experience in corporate and finance related matters, as well as an extensive knowledge of Huntington’s markets. These attributes make him an effective lead director, member of the Risk Oversight Committee and chair of the Executive Committee and the Nominating and Corporate Governance Committee.

Key Experience and Skills:

•   Audit — Internal or External Experience

•   Expertise in financial institution and regulatory matter

•   Governmental experience; non-profit or non-financial regulatory expertise

•   Financial expertise

•   Legal experience

•   Merger, acquisition/business development and/or joint venture expertise

Kathleen H. Ransier Director since: 2003 Age: 69 Committees: Community Development Committee (Chair), Compensation Committee

Principal Occupation: Ms. Ransier is a retired partner in the Columbus office of Vorys, Sater, Seymour and Pease LLP where she practiced with the corporate group through December 2012. Ms. Ransier practiced law through her own private practice, Ransier & Ransier, for 26 years prior to joining Vorys, Sater, Seymour and Pease LLP in 2001. An attorney for almost 40 years, Ms. Ransier’s practice included transactional, commercial real estate, business organization, non-profit, and business development. From 1974 to 1976, Ms. Ransier was a securities attorney at the Ohio Department of Commerce Division of Securities. Ms. Ransier served as special counsel for the Ohio Attorney General from 1976 to 1994. She served as special counsel to the Franklin County Probate Court from 1985 to 1990, and has been appointed to boards and commissions by The Supreme Court of Ohio.

Additional Business Experience and Information: Ms. Ransier is very active in numerous professional, academic, cultural, social, community, economic development, and civic organizations. Ms. Ransier has served on numerous boards for civic organizations, educational institutions and non-profits, including: The Ohio State University Alumni Association, the Greater Columbus Arts Council, and the Supreme Court of Ohio Commission on Professionalism. Ms. Ransier has served on the board of the Columbus Regional Airport Authority since 1997, and served as chair from 2003 to 2009. Ms. Ransier brings analytical skills and a broad range of expertise in law and regulation to the board, and her substantial community involvement serves her well as chair of the board’s Community Development Committee.

Key Experience and Skills:

•   Consumer/brand marketing products experience

•   Expertise in financial institution and regulatory matters

•   Governmental experience; non-profit or non-financial regulatory expertise

•   Legal experience

•   Merger, acquisition/business development and/or joint venture expertise

Stephen D. Steinour Director since: 2009 Age: 58 Committees: Executive Committee Other Current Public Company Directorships: Exelon Corporation; L Brands, Inc.

Principal Occupation: Chairman, President and Chief Executive Officer, Huntington Bancshares Incorporated and The Huntington National Bank. Mr. Steinour has served as our chairman, president and chief executive officer, and has also served in these roles for The Huntington National Bank since January 2009. Before joining Huntington, Mr. Steinour was with Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, where he served in various executive roles, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology and operations among others. He was named president in 2005 and chief executive officer in 2007. Mr. Steinour joined CrossHarbor Capital partners in Boston in 2008, where he served as a managing partner and a member of the investment committee until joining Huntington in 2009.

Additional Business Experience and Information: Mr. Steinour is a member of the board of directors of Exelon Corporation and the board of directors of L Brands, Inc. He previously served on the board of trustees of Liberty Property Trust Corporation, from 2010 to 2014. He is also a director for the OSU Wexner Center in Columbus, Ohio. He is vice chair of the Ohio Business Roundtable, vice chair of the Columbus Downtown Development Corporation, and a member of the Columbus Partnership where he serves on the executive committee. Mr. Steinour also serves on the board of directors of the Financial Services Roundtable. With more than 30 years of experience in all aspects of banking, Mr. Steinour brings extensive leadership experience, as well as broad knowledge of the banking industry to the board and his role a chief executive officer.

Key Experience and Skills:

•   Business development / business creation and partnerships

•   Consumer/brand marketing products experience

•   Expertise in financial institution and regulatory matters

•   Governmental experience; non-profit or non-financial regulatory expertise

•   Leadership in enterprise risk management function

•   Mergers and acquisitions, integrations and conversions

•   Senior executive experience at a publicly traded company

•   Strategic technology leadership at a large, complex, organization

John B. Gerlach, Jr., age 61, is stepping down after 18 years of service. Mr. Gerlach has been a valued member of the board since 1999, and has served as the Chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee since 2003.

Mr. Gerlach is Chairman, President and Chief Executive Office of Lancaster Colony Corporation. Mr. Gerlach has led Lancaster Colony Corporation, a publicly held corporation, for 19 years. Lancaster Colony Corporation is a manufacturer and marketer of specialty food products for the retail and foodservice markets. Mr. Gerlach was elected chairman of the board of directors and chief executive officer of Lancaster Colony Corporation in February 1997. He had been president and chief operating officer since 1994. He joined the Lancaster Colony companies in April 1976, and has served in various capacities, including as executive vice president for nine years. Mr. Gerlach has served on the boards of numerous non-profit organizations, including the Columbus Foundation, Nationwide Children’s Hospital, The Ohio State University Foundation, and the Richard M. Ross Heart Hospital board. Mr. Gerlach has brought significant leadership and executive and operational management experience to the board and his role as chair of the Compensation Committee.

Key Experience and Skills:

•	Senior executive experience at a publicly traded company

•	Consumer/brand marketing products experience

•	Merger, acquisition/business development and/or joint venture experience

•	Experience in leading alignment of compensation with organizational strategy and performance

Proposal 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee regularly evaluates the qualifications, performance, and independence of the independent registered public accounting firm, and whether the independent registered public accounting firm should be rotated.

The Audit Committee has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2017. PricewaterhouseCoopers LLP has served as our independent accountant since 2015. The Audit Committee and the board of directors believe that the continued retention of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm is in the best interests of the company and its investors. Although not required, we are asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2017 because we value our shareholder’s views on the company’s independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will reconsider the appointment of PricewaterhouseCoopers LLP if its selection is not ratified by the shareholders.

Representatives of PricewaterhouseCoopers LLP regularly attend meetings of the Audit Committee and will be present at the annual meeting. These representatives will have an opportunity at the annual meeting to make a statement if they desire to do so and also will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The table below reflects the aggregate fees and out of pocket expenses billed by PricewaterhouseCoopers LLP for services rendered for us for 2015 and 2016.

	Year ended
Fees Billed by PricewaterhouseCoopers LLP	December 31, 2015	December 31, 2016
Audit Fees(1)	$3,051,499	$4,660,124
Audit-Related Fees (2)	710,424	468,768
Tax Fees (3)	100,000	784,931
All Other Fees (4)	1,276,746	335,110

Total	$5,138,669	$6,248,933

(1)	Audit fees are fees for professional services rendered for the integrated audits of our annual consolidated financial statements, including the audit of the effectiveness of our internal control over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Form 10-Q filings, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory/subsidiary financial statement audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings.

(2)	Audit-related fees generally include fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures which address accounting, reporting and control matters that are not required by statute or regulation, pension plans and service organization control examinations. These services are normally provided in connection with the recurring audit engagement.

(3)	The tax-related services were all in the nature of tax compliance or consultation and advice on business tax matters related to the acquisition of FirstMerit Corporation.

(4)	All other fees were generally for advisory services rendered in support of certain operational assessments of our broker-dealer subsidiary.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent accountant, and will not engage the independent accountant to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related and tax services. The terms of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent accountant has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent accountant are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its committee, and has currently delegated pre-approval authority to its chairman. The decisions of the chairman or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. All of the services covered by the fees disclosed above were pre-approved by the Audit Committee or its chairman. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has considered and determined that the services described above are compatible with maintaining the independent accountant’s independence.

The board of directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

Proposal 3 — Advisory Approval of Executive Compensation

As discussed in the Compensation Discussion and Analysis section of this proxy statement, our compensation philosophy is to pay for performance. Our program places heavy emphasis on performance-based compensation, particularly in the form of long-term incentives. We continually strengthen our compensation practices based on our philosophy, market best practices and feedback received from shareholders. Our compensation policies, practices and decisions for executive officers are described in detail under “Compensation of Executive Officers” above.

We believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance with long-term incentives and also stock ownership and retention requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. The resolution set forth below gives the shareholders the opportunity to vote on the compensation of our executives. Consideration of this resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934.

Upon the recommendation of the board of directors, we ask shareholders to consider adoption of the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

Because this is an advisory vote, it will not bind the board of directors, however, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The board of directors recommends a vote FOR the adoption of the resolution regarding executive compensation, as set forth above.

Proposal 4 — Advisory Recommendation on the Frequency of Future Advisory Votes on Executive Compensation

At this annual meeting, shareholders will have the opportunity to consider the frequency of future shareholder advisory votes on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K. Shareholders may vote on a non-binding, advisory basis, to recommend that the shareholder advisory vote on executive compensation occur every 1, 2 or 3 calendar years, or may abstain from voting on this proposal. The proposal regarding the frequency of shareholder advisory votes on executive compensation is also advisory and will not bind the board of directors. This advisory vote is required pursuant to Section 14A of the Securities Exchange Act of 1934.

Shareholders last considered the frequency of future shareholder advisory votes on executive compensation in 2011. Following that vote, the board of directors determined that it would include a non-binding advisory vote on executive compensation in its proxy materials pursuant to Section 14A of the Securities Exchange Act of 1934 on an annual basis until the next vote on the frequency of such advisory votes.

The board of directors recommends that shareholders vote to recommend that the shareholder advisory vote on executive compensation occur EVERY YEAR.

Our Executive Officers

Each of our executive officers is listed below, along with a statement of his or her business experience during at least the last five years. Executive officers are elected annually by the board of directors.

STEPHEN D. STEINOUR, age 58, has served as our chairman, president and chief executive officer and as chairman, president and chief executive officer of The Huntington National Bank since January 14, 2009. Additional detail about Mr. Steinour’s business experience is set forth under Election of Directors above.

RICHARD A. CHEAP, age 65, has served as our general counsel and secretary and as executive vice president, general counsel, secretary and cashier of The Huntington National Bank since May 1998. Mr. Cheap also served as a vice president and a director of Huntington Preferred Capital, Inc. from April 2001 to May 2014.

PAUL G. HELLER, age 53, joined the company as chief technology and operations officer and senior executive vice president in October 2012. Since January 2014, Mr. Heller also oversees home lending (including mortgage lending, consumer lending, and mortgage and consumer servicing) and the Phone Bank. Previously Mr. Heller was senior vice president and corporate internet group executive for JPMorgan Chase, from December 1999 to October 2012.

HELGA S. HOUSTON, age 55, has served as our chief risk officer since January 2012 and as senior executive vice president since October 2011. She served as corporate risk managing director from September 2011 through December 2011. Prior to joining Huntington, Ms. Houston was a partner in Phoenix Global Advisors, LLC, in Charlotte, N.C., from June 2009 to September 2011, where she provided strategic advice to a variety of enterprises on areas ranging from revenue enhancement, enterprise risk management and operational efficiency. Ms. Houston was with Bank of America from 1986 to 2008, serving in a variety of capacities, including risk executive for global consumer and small business banking and risk executive for global wealth and investment management.

HOWELL D. McCULLOUGH III, age 59, joined Huntington as chief financial officer and senior executive vice president in April 2014. Mr. McCullough previously served as executive vice president and chief strategy officer of U.S. Bancorp and head of U.S. Bancorp’s enterprise revenue office from September 2007 to April 2014.

MARY W. NAVARRO, age 61, has served as senior executive vice president of The Huntington National Bank since February 2005. She has managed the retail banking business since June 2002 when she joined the Bank as executive vice president. Her current role includes leadership of the branch network, business banking, marketing, customer advocacy, call centers, deposits and cards.

DANIEL J. NEUMEYER, age 57, has served as senior executive vice president and chief credit officer for The Huntington National Bank since October 2009. In his current role, Mr. Neumeyer oversees credit policy and risk management, commercial credit transactions, special assets, and collections. Previously, Mr. Neumeyer was chief credit officer for Comerica Bank, from January 2008 to October 2009.

SANDRA E. PIERCE, age 58, has served as senior executive vice president, private client group & regional banking director, and chair of Michigan, since August 2016. Previously Ms. Pierce served as Vice Chairman of FirstMerit and Chairman of FirstMerit, Michigan from February 2013 to August 2016. Prior thereto, Ms. Pierce was president and chief executive officer of Charter One Bank Michigan, from 2004 through June 30, 2012.

RICHARD REMIKER, age 59, has served as senior executive vice president and director of commercial banking for The Huntington National Bank since January 2014. From May 2012 to December 2013, Mr. Remiker served as executive vice president and manager of specialty banking. Mr. Remiker joined Huntington in May 2010 as President of Huntington Equipment Finance. Prior to joining Huntington, Mr. Remiker was the Chief Administrative Officer for RBS Citizens Asset Finance where his responsibilities included legal, finance, syndication, asset management, technology, operations and portfolio management.

NICHOLAS G. STANUTZ, age 62, has served as senior executive vice president since February 2005 and as the director for auto finance and dealer services since June 1999 for The Huntington National Bank. Mr. Stanutz also has responsibility for commercial real estate and community development lending and investment.

RAJEEV SYAL, age 51, has served as senior executive vice president and chief human resources officer since October 2015. Prior to joining Huntington, Mr. Syal served as managing director and global head of human resources for the Markit Group Ltd., a global financial information services firm, from 2008 to 2015. Previously, Mr. Syal was senior vice president for human resources at Bank of America Securities, from 2006 to 2008.

MARK E. THOMPSON, age 58, has served as senior executive vice president since joining our company in April 2009. Mr. Thompson’s current role is director of corporate operations, which includes oversight of bank integrations, corporate real estate and facilities, corporate sourcing, security, fraud risk, and commercial and consumer operations. From April 2009 to November 2010, he served as director of strategy and business segment performance. Previously Mr. Thompson served as executive vice president and deputy CFO of ABN AMRO, from October 2007 to April 2009.

Proposals by Shareholders for 2018 Annual Meeting

If a shareholder wishes to submit a proposal for possible inclusion in our annual meeting proxy statement and form of proxy for our 2018 annual meeting, the proposal must be submitted to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The Secretary must receive your proposal on or before the close of business on November 9, 2017.

In addition, our bylaws establish advance notice procedures as to (1) business to be brought before an annual meeting of shareholders other than by or at the direction of our board of directors, and (2) the nomination, other than by or at the direction of our board of directors, of candidates for election as directors. Any shareholder who wishes to submit a proposal to be acted upon at next year’s annual meeting or who wishes to nominate a candidate for election as a director should request a copy of these bylaw provisions by sending a written request addressed to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. To be timely, such advance notice must set forth all information required under the bylaws and must be delivered to the Secretary at this address not earlier than the 150th day nor later than 5: 00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5: 00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For the 2018 annual meeting, unless the date of the meeting is before March 21, 2018 or after May 20, 2018, such notice must be received between October 10, 2017, and November 9, 2017.

Other Matters

As of the date of this proxy statement, we know of no other business that may properly be brought before the meeting other than procedural matters relating to the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons.

Huntington’s 2016 Annual Report was furnished to shareholders concurrently with this proxy material. Huntington’s Form 10-K for 2016 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2016 and certain other reports filed with the Securities and Exchange Commission can be found on the Investor Relations pages of Huntington’s website at www.huntington.com.

If you are an employee of Huntington or its affiliated entities and are receiving this proxy statement as a result of your participation in the Huntington Investment and Tax Savings Plan or the FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan, a proxy card has not been included. Instead, an instruction card, similar to a proxy card, has been provided so that you may instruct the trustee how to vote your shares held under this plan. Please refer to your instruction card for information on instructing the trustee electronically over the Internet or by telephone.

The Securities and Exchange Commission has adopted “householding” rules which permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (annual meeting materials) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address. If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will deliver promptly upon request additional copies of the annual meeting materials. Please contact our transfer agent, Computershare, to receive additional copies of the annual meeting materials. Also please contact Computershare if you would like to request separate copies of future annual meeting materials, or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy. You may contact Computershare by telephone at (877) 282-1168 or by mail at Computershare Investor Services, P.O. Box 30170, College Station, TX 77842-3170. If you hold your shares in “street name”, please contact your bank, broker or other holder of record to request information about householding.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 20, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2017, to facilitate timely delivery.

Proxy – Huntington Bancshares Incorporated

The 2017 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Michael J. Endres	06 -Gina D. France	07 - J. Michael Hochschwender	08 - Chris Inglis
	09 - Peter J. Kight	10 -Jonathan A. Levy	11 - Eddie R. Munson	12 -Richard W. Neu
	13 - David L. Porteous	14 - Kathleen H. Ransier	15 -Stephen D. Steinour

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017.

3.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy materials.

4.	Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.

5.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBAN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2017.

02I1LD

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 20, 2017.

Vote by Internet • Go to www.envisionreports.com/HBAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Michael J. Endres, 06 – Gina D. France,

07 – J. Michael Hochschwender, 08 – Chris Inglis, 09 – Peter J. Kight,

10 – Jonathan A. Levy, 11 – Eddie R. Munson, 12 – Richard W. Neu,

13 – David L. Porteous, 14 – Kathleen H. Ransier, 15 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐12 - ☐

13 - ☐ 14 - ☐ 15 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

		For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2017.		☐	☐	☐	3. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
	1 Year	2 Years	3 Years	Abstain
4. Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐	5. Any other business that properly comes before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon and date. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or in any other representative capacity, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Huntington Bancshares Incorporated	+

Proxy Solicited by the Board of Directors for Annual Meeting — April 20, 2017

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), hereby appoints Larry D. Case, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017; FOR THE ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT; AND FOR AN ADVISORY, NON-BINDING RECOMMENDATION ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION OF EVERY (1) YEAR. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

C	Non-Voting Items

Change of Address — Please print new address below.

∎	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Vote by Internet • Go to www.envisionreports.com/HBANHIP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 20, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBANHIP to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2017, to facilitate timely delivery.

Huntington Investment and Tax Savings Plan

The 2017 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Michael J. Endres	06 - Gina D. France	07 - J. Michael Hochschwender	08 - Chris Inglis
	09 - Peter J. Kight	10 - Jonathan A. Levy	11 - Eddie R. Munson	12 - Richard W. Neu
	13 - David L. Porteous	14 - Kathleen H. Ransier	15 - Stephen D. Steinour

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017.

3.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy materials.

4.	Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.

5.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBANHIP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2017.

02I1QD

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 18, 2017.

Vote by Internet • Go to www.envisionreports.com/HBANHIP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Michael J. Endres, 06 – Gina D. France,

07 – J. Michael Hochschwender, 08 – Chris Inglis, 09 – Peter J. Kight,

10 – Jonathan A. Levy, 11 – Eddie R. Munson, 12 – Richard W. Neu,

13 – David L. Porteous, 14 – Kathleen H. Ransier, 15 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐ 12 - ☐

13 - ☐ 14 - ☐ 15 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

		For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2017.		☐	☐	☐	3. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
4. Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐	5. Any other business that properly comes before the meeting.

B	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Huntington Investment and Tax Savings Plan	+

Instruction Card to Plan Trustee

Huntington Bancshares Incorporated Annual Meeting — April 20, 2017

The undersigned participant in the Huntington Investment and Tax Savings Plan (the “Plan”) hereby instructs Fidelity Management Trust Company, as the Trustee of the Plan, to appoint Larry D. Case, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Bancshares Incorporated Annual Meeting of Shareholders to be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting pursuant to the Plan and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT’S SHARES IN THE SAME PROPORTION ON EACH PROPOSAL AS IT VOTES THOSE SHARES CREDITED TO PARTICIPANTS’ ACCOUNTS FOR WHICH IT HAS RECEIVED VOTING DIRECTIONS.

C	Non-Voting Items

Change of Address — Please print new address below.

∎	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Vote by Internet • Go to www.envisionreports.com/HBANFMER • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 20, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBANFMER to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2017, to facilitate timely delivery.

FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan

The 2017 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Lizabeth Ardisana	02 - Ann B. Crane	03 - Robert S. Cubbin	04 - Steven G. Elliott
	05 - Michael J. Endres	06 - Gina D. France	07 - J. Michael Hochschwender	08 - Chris Inglis
	09 - Peter J. Kight	10 - Jonathan A. Levy	11 - Eddie R. Munson	12 - Richard W. Neu
	13 - David L.Porteous	14 - Kathleen H. Ransier	15 - Stephen D. Steinour

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017.

3.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the proxy materials.

4.	Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.

5.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/HBANFMER. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2017.

02I47D

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 18, 2017.

Vote by Internet • Go to www.envisionreports.com/HBANFMER • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

1. Election of Directors:	☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.	+

01 – Lizabeth Ardisana, 02 – Ann B. Crane, 03 – Robert S. Cubbin,

04 – Steven G. Elliott, 05 – Michael J. Endres, 06 – Gina D. France,

07 – J. Michael Hochschwender, 08 – Chris Inglis, 09 – Peter J. Kight,

10 – Jonathan A. Levy, 11 – Eddie R. Munson, 12 – Richard W. Neu,

13 – David L. Porteous, 14 – Kathleen H. Ransier, 15 – Stephen D. Steinour

01 - ☐ 02 - ☐ 03 - ☐ 04 - ☐ 05 - ☐ 06 - ☐

07 - ☐ 08 - ☐ 09 - ☐ 10 - ☐ 11 - ☐ 12 - ☐

13 - ☐ 14 - ☐ 15 - ☐

☐ FOR all nominees		☐ WITHHOLD vote from all nominees

		For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2017.		☐	☐	☐	3. Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐
	1 Year	2 Years	3 Years	Abstain
4. Advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐	5. Any other business that properly comes before the meeting.

B	Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan	+

Instruction Card to Plan Trustee

Huntington Bancshares Incorporated Annual Meeting — April 20, 2017

The undersigned participant in the FirstMerit Corporation and Subsidiaries Employees’ Salary Savings Retirement Plan (the “Plan”) hereby instructs The Huntington National Bank, as the Trustee of the Plan, to appoint Larry D. Case, F. Thomas Eck IV, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Bancshares Incorporated Annual Meeting of Shareholders to be held on Thursday, April 20, 2017, at our Easton Business Service Center, 7 Easton Oval, Columbus, Ohio, at 2:00 p.m. EDT, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting pursuant to the Plan and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2 and 3, and for a frequency of EVERY (1) YEAR under proposal 4.

IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT’S SHARES AS DIRECTED BY THE PLAN’S ADMINISTRATIVE COMMITTEE IN ACCORDANCE WITH THE TERMS OF THE PLAN.

C	Non-Voting Items

Change of Address — Please print new address below.

∎	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+